UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

David O’Connor
First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

December 31, 2023

First Eagle Credit Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	10
Consolidated Schedule of Investments	12
Consolidated Statement of Assets and Liabilities	50
Consolidated Statement of Operations	51
Consolidated Statements of Changes in Net Assets	52
Consolidated Statement of Cash Flows	54
Financial Highlights	56
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	89
Fund Expenses	91
General Information	95
Dividend Reinvestment Plan	96
Tax Information	97
Privacy Notice	98
Additional Information	103

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Letter from the President

Dear Fellow Shareholders,

Market sentiment oscillated across 2023 as participants struggled to get a read on the trajectory and duration of the current rate-hike cycle. For every rally fueled by hopes that the terminal rate was near, there was a hawkish string of data or central bank rhetoric to recalibrate expectations and bring markets back down to earth.

The acceleration of securities across multiple asset classes into year-end, however, suggests markets have grown increasingly confident in the Federal Reserve's ability to achieve its much-desired soft landing of target-level inflation and uninterrupted economic expansion. But we're not overlooking the fact that, statistically, landing is the most precarious stage of any flight. As such, it's worth considering the pronounced bouts of turbulence that emerged throughout 2023 and the implications they may have going forward.

The first of these was the failure of several midsized US regional banks in March, idiosyncratic in nature but sourced from a common root: the massive fiscal stimulus rolled out in response to the disruptions from Covid-19. The increase in money supply not only contributed to the spike in inflation, it also produced a commensurate expansion of bank deposits. With short rates near zero, many banks sought to scratch out additional yield through increased exposure to long-dated Treasuries, risk-free from a credit perspective but subject to the same duration risk as any other fixed-rate asset. Facing tens of billions of dollars in depositor withdrawals, a number of banks were forced to liquidate these Treasury holdings at massive losses following the sharp rise in interest rates.

While government intervention soothed jittery markets, the bank failures underscored the pronounced vulnerabilities inherent in today's financial system. Nowhere is this perhaps more evident than in sovereign debt. High and rising debt levels aren't unique to the US, but the country deserves special mention as the issuer of the global reserve currency. We have for some time voiced concerns about both the level of the country's debt and its likely trajectory; by August, Fitch Ratings appeared to come around to our way of thinking, cutting its long-term credit rating on US sovereign issuance by one notch. Though markets initially shrugged off the downgrade, 10-year Treasuries sold off sharply in late summer and early fall, with yields testing levels around 5% that hadn't been seen since before the global financial crisis.1

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Letter from the President

Though this rate spike eventually eased, we're keeping a close eye on US fiscal conditions and impacts on both Treasury market supply/demand dynamics and the term premia demanded by buyers for what appears to be an increasingly risky proposition. The Congressional Budget Office forecasts persistent federal deficits and mounting debt over the next several decades, suggesting Treasury issuance is likely to expand. And since the Fed is no longer a buyer of new issuance and is letting a large portion of maturing bonds roll off its balance sheet, public markets are responsible for both absorbing new deficit spending and refinancing maturing paper. Despite the risks presented by rising interest expenses and an expanding pile of debt, continued dysfunction in the US political system—as ably demonstrated by the midyear debt-ceiling standoff—suggests repeated party-line stalemates may be far more prevalent than concrete progress toward fiscal consolidation.

Ultimately, the market's ups and downs in 2023 seemed to mirror the shifting global mood. But while financial assets generally finished the year upbeat, strife and uncertainty remain constants. The war between Ukraine and Russia shows no signs of abating, and the horrific attack by Hamas on Israel in early October has sparked a new front of death and destruction in the Middle East. It's not hard to see how these localized conflicts could spiral into something more far-reaching.

Though we generally expect conditions in 2024 to be less sanguine than current market valuations seem to imply, we've long understood the benefits of focusing on those things we can control; namely, our underwriting methodology, and how we source and structure transactions. We remain focused on our goal of delivering long-term shareholder value while avoiding the permanent impairment of capital.

As always, I want to thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,

President

February 2024

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Management's Discussion of Fund
Performance (unaudited)

It was a very strong year for floating-rate credit performance. Technical factors have been quite supportive of both the broadly syndicated and direct lending markets, as demand for new issues continued to far outstrip their low supply. Notably, mergers and acquisition activity, a key driver of lender volumes, remained moribund amid the sharply higher cost of capital and macro and geopolitical uncertainty. In contrast, borrower fundamentals in the broadly syndicated loan and direct lending spaces continued to deteriorate, as the uncertain macro background and high cost of capital have translated into slower revenue and EBITDA growth and higher interest expenses, weighing on free cash flow. We believe this deterioration over the past two years or so has eaten into borrowers' cushions against adverse conditions, and default rates are likely to continue to increase even if a Federal Reserve pivot provides some relief.

Given these conditions, the portfolio seeks to manage risk while maintaining optionality to take advantage of potential opportunities as they emerge. We're also biased toward liquidity, favoring broadly syndicated loans over direct lending and focusing on higher-rated paper across all investment types. We also continue to be thoughtful about how we structure loan terms and covenants, which we believe provide added measures of downside mitigation. Ultimately, our disciplined investment process and rigorous underwriting will dictate the path forward.

The net asset value ("NAV") of the Fund's Class I shares increased 12.46%~ for the 12 months ended December 31, 2023, while the Credit Suisse Leveraged Loan Index increased 13.04% during the same period. The Fund's short-term investments*, comprised 7.2% of the portfolio as of December 31, 2023.

The five largest contributors to the performance of First Eagle Credit Opportunities Fund during the period were Alvogen Pharma US Inc., June 2022 Loan—First Lien (pharmaceuticals); City Brewing Company LLC, Closing Date Term Loan—First Lien (brewers); LaserShip, Inc., Initial Loan—Second Lien (air freight & logistics); Limetree Bay Terminals, LLC (Limetree Bay Financing, LLC) 2022 Term Facility—First Lien (marine ports & services); and Power Stop, LLC, Initial Term Loan First Lien (auto parts & equipment). Their combined contribution to the Fund's return was 1.27%.2

The five largest detractors were Avison Young (Canada) Inc., Term Loan B—First Lien (real estate services); International Textile Group Inc. (Elevate Textiles, Inc.), Last Out Term Loan—First Lien (textiles); Prometric Inc. (Sarbacane Bidco Inc.) Initial Term Loan—First Lien (specialized finance); Anthology/Blackboard (Astra AcquisitionCorp.; BruinsMergerCoInc.) Term B Loan—First Lien (commercial printing); and McAfee Enterprise (Magenta Buyer LLC), Initial Term Loan—Second Lien (systems software). Combined, they subtracted 0.93% from fund performance.2

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Management's Discussion of Fund Performance (unaudited)

Christopher J. Flynn Co-President of First Eagle Alternative Credit	James Fellows Co-President and Chief Investment Officer of First Eagle Alternative Credit	Michelle Handy Senior Managing Director, Chief Investment Officer of Direct Lending of First Eagle Alternative Credit

Robert Hickey Senior Managing Director, Chief Investment Officer of Tradable Credit of First Eagle Alternative Credit	Brian Murphy Senior Managing Director, Head of Capital Markets and Co-Head of Origination of First Eagle Alternative Credit	Steve Krull Portfolio Manager and Head of Trading for the Tradable Credit platform of First Eagle Alternative Credit

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when repurchased by the Fund, may be worth more or less than their original cost. Past performance data through the most recent month- end is available at www.firsteagle.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management team as of February 2024, and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

~  The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  Includes short-term commercial paper that settles in 90 days or less, long-term commercial paper that settles in 91 days or greater and other short-term investments, such as U.S. treasury bills or money market funds.

1  Source: Bloomberg; data as of December 31, 2023.

2  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Management's Discussion of Fund Performance (unaudited)

Broadly-syndicated loan (BSL) is financing by a group of lenders that work together to provide funds for a borrower.

Direct lending is a form of corporate debt provision in which lenders other than banks make loans to companies without intermediaries such as an investment bank, a broker, or a private equity firm.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

EBITDA stands for earnings before interest, taxes, depreciation and amortization.

Fitch Ratings is a nationally recognized statistical rating organization (NRSRO) registered with the SEC and provides credit ratings as an assessment of credit worthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other bonds. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated (NR) indicates that the debtor was not rated and should not be interpreted as indicating low quality.

Floating-rate credit is debt whose interest rate is adjusted periodically based on movements in an underlying reference rate.

Sovereign debt is issued by a country's government to borrow money, and is also known as government debt, public debt, and national debt.

Term premia is compensation that investors require for bearing the risk that interest rates may change over the life of the bond.

10-year treasury rate is the yield received for investing in a US government issued treasury security that has a maturity of 10 years. The 10-year treasury yield is included on the longer end of the yield curve and is important when looking at the overall US economy.

Indexes are unmanaged and one cannot invest directly in an index.

Credit Suisse Leveraged Loan Index (Gross/Total) measures the performance of the investable universe of the US dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. A total-return index tracks price changes and reinvestment of distribution income.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

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First Eagle Credit Opportunities Fund

Fund Overview

Data as of December 31, 2023 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)	One Year		Inception (9/15/2020) to Date
First Eagle Credit Opportunities Fund Class I	12.46	~	7.06
Credit Suisse Leverage Loan Index	13.04		6.41

Asset Allocation*^^ (%)

Debt Breakdown** (%)

Secured vs. Unsecured
First Lien Secured Loans	86.32
Second Lien Secured Loans	5.34
Unsecured Debt	8.34
Floating vs Fixed
Floating Rate	91.66
Fixed Rate	8.34

Top 5 Industries*(%)

Health Care Services	9.2
Application Software	6.5
IT Consulting & Other Services	4.1
Specialized Finance	4.0
Research & Consulting Services	3.0

Portfolio Characteristics**

Weighted Average Loan Spread	5.42%
% of Portfolio at Floor	0.00%
Weighted Average Maturity (Years)	4.02
Weighted Average Duration (Years)	0.36
Weighted Average Days to Reset	30.63 ***
Weighted Average Purchase Price	96.87%
Weighted Average Market Price	94.15%
Number of Positions	359

^    Performance figures reflect certain fee waivers and/or expense limitations, without which returns would have been lower. For information regarding these fee waivers and/or expense limitations, see Note 6.

^^    Broadly Syndicated Loans, Middle Market Loans and Directly Originated Loans are presented under the Senior Loans category on the Schedule of Investments.

~    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*    Asset Allocation and Industries percentages are based on total investments in the portfolio.

**    Excludes short-term investments and common stocks.

***  Includes Senior Loans only.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

Credit Suisse Leveraged Loan Index (Gross/Total) measures the performance of the investable universe of the US dollar-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. A total-return index tracks price changes and reinvestment of distribution income.

Top 10 Holdings* (%)

Eisner Advisory Group LLC, Term B Loan — First Lien (Research & Consulting Services, United States)	1.8
Park Place Technologies, LLC, Closing Date Term Loan — First Lien (IT Consulting & Other Services, United States)	1.7
SPX Flow, Inc., Term Loan — First Lien (Industrial Machinery, United States)	1.5
Alvogen Pharma US, Inc., June 2022 Loan — First Lien (Pharmaceuticals, United States)	1.4
Getty Images, Inc. (Broadline Retail, United States)	1.3
Apex Group Treasury Ltd., USD Term Loan — First Lien (Specialized Finance, United States)	1.3
Apex Group Treasury LLC, 2022 Incremental Term Loan — First Lien (Specialized Finance, United States)	1.3
Hertz Corp., The, 2023 Incremental Term Loan — First Lien (Auto Parts & Equipment, United States)	1.2
Endo1 Partners, LLC, Seventh Amendment DDTL — First Lien (Health Care Services, United States)	1.1
WasteQuip, Inc. (Patriot Container), Closing Date Term Loan — First Lien (Industrial Machinery, United States)	1.1
Total	13.7

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 100.2%
Advertising — 2.0%
MH Sub I/Indigo/WebMD Health (fka Micro holdings/Internet Brands), 2023 May Incremental Term Loan — First Lien (SOFR 1 month + 4.25%), 9.61%, 5/3/2028	4,978,979	4,904,295
New Insight Holdings Inc. (Research Now), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 11.14%, 12/20/2024	4,879,354	3,643,926
WH Borrower, LLC (aka WHP Global), 2023-1 Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.90%, 2/15/2027‡	1,990,000	1,990,000
WH Borrower, LLC (aka WHP Global), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.90%, 2/15/2027	2,955,000	2,949,090
		13,487,311
Aerospace & Defense — 1.3%
HDT Holdco, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 11.36%, 7/8/2027‡	2,696,203	1,307,658
MAG DS Corp., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.95%, 4/1/2027‡ (b)(c)	1,983,756	1,906,062
New Constellis Borrower LLC, Extended Term B Loan — First Lien (SOFR 3 month + 7.75%, 1.00% Floor), 13.38%, 9/27/2025	2,971,871	2,594,443
Peraton Corp., Term B Loan — First Lien (SOFR 1 month + 3.75%, 0.75% Floor), 9.21%, 2/1/2028	2,975,717	2,986,876
		8,795,039
Agricultural & Farm Machinery — 0.1%
Hydrofarm Holdings Group, Inc., Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 11.15%, 10/25/2028‡ (b)(c)	1,197,560	987,987
Air Freight & Logistics — 1.0%
LaserShip, Inc., Initial Loan — Second Lien (SOFR 6 month + 7.50%, 0.75% Floor), 13.40%, 5/7/2029‡	1,000,000	840,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Air Freight & Logistics — 1.0% (continued)
LaserShip, Inc., Initial Term Loan — First Lien 5/7/2028 (d)	2,992,347	2,756,700
Omni Intermediate Holdings, LLC (Omni Logistics), Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 10.54%, 12/30/2026‡ (b)(c)	3,424,366	3,415,805
		7,012,505
Airlines — 0.8%
AAdvantage Loyalty IP Ltd., Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 0.75% Floor), 10.43%, 4/20/2028	4,500,000	4,629,735
American Airlines, Inc., Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 8.87%, 6/4/2029‡	1,000,000	1,003,395
		5,633,130
Alternative Carriers — 0.4%
Zayo Group Holdings, Inc., 2022 Incremental Term Loan — First Lien (SOFR 1 month + 4.33%, 0.50% Floor), 9.68%, 3/9/2027	2,992,386	2,580,005
Apparel Retail — 0.4%
Lids Holdings, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 11.03%, 12/14/2026‡ (b)	2,712,130	2,630,766
Apparel, Accessories & Luxury Goods — 1.7%
Outerstuff LLC, 2023 Extended Closing Date Loan — First Lien (SOFR 3 month + 8.50%, 2.50% Floor), 14.15%, 12/31/2027‡ (e)	7,962,063	6,993,359
Rachel Zoe, Inc., Tranche A Loan — First Lien (SOFR 3 month + 7.66%, 3.00% Floor), 13.07%, 10/9/2026‡ (b)(c)(e)	1,195,652	1,175,446
TR Apparel, LLC, First Out Term Loan — First Lien (SOFR 1 month + 8.00%, 2.00% Floor), 13.31%, 6/20/2027‡ (b)(c)(e)	3,250,679	3,177,539
		11,346,344
Application Software — 7.6%
Apex Analytix, Inc. (Montana Buyer, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.75%, 0.75% Floor), 11.11%, 7/22/2029‡ (b)(e)	2,668,696	2,601,978

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Application Software — 7.6% (continued)
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolving Credit Loan — First Lien (PRIME 3 month + 4.75%), 11.11%, 7/22/2028‡ (b)(e)	43,478	42,391
AppHub LLC, Delayed Draw Tem Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.96%, 9/29/2028‡ (b)(e)	166,285	166,285
AppHub LLC, Term Loan — First Lien (SOFR 6 month + 5.50%, 1.00% Floor), 10.93%, 9/29/2028‡ (b)(c)(e)	2,675,011	2,675,011
AppLovin Corp., Amendment No. 9 Replacement Term Loan — First Lien (SOFR 1 month + 3.10%), 8.46%, 8/19/2030	997,494	999,504
Apryse Software Corp. (PDFTron Systems Inc.), 2022-1 Incremental Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 10.86%, 7/15/2027‡ (b)(c)(e)	3,438,750	3,412,959
Apryse Software Corp. (PDFTron Systems Inc.), Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 10.86%, 7/15/2027‡ (b)(c)(e)	355,306	352,641
Apryse Software Corp. (PDFTron Systems Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 10.86%, 7/15/2027‡ (b)(c)(e)	1,096,986	1,088,759
Banff Merger Sub Inc. (BMC)(Boxer Parent)), 2023 Term Loan — First Lien (SOFR 1 month + 4.25%), 9.61%, 12/2/2028	2,998,588	3,012,651
E2open, LLC, Initial Term Loan — First Lien (SOFR 1 month + 3.50%, 0.50% Floor), 8.97%, 2/4/2028	997,445	999,834
EagleView Technology Corp., Term Loan — First Lien (SOFR 3 month + 3.50%), 9.11%, 8/14/2025 (d)	997,375	975,558
Enverus Holdings, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.75% Floor), 10.86%, 12/24/2029‡ (b)(e)	3,848,134	3,790,412
Flexera Software LLC (fka Flexera Software, Inc.), Term B-1 Loan — First Lien (SOFR 1 month + 3.75%, 0.75% Floor), 9.22%, 3/3/2028	997,409	998,112

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Application Software — 7.6% (continued)
Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories), Initial Dollar Term Loan (2020) — First Lien (SOFR 1 month + 4.00%, 0.75% Floor), 9.47%, 12/1/2027‡	1,000,000	1,005,085
Help/Systems Holdings, Inc., Term Loan — First Lien (SOFR 3 month + 4.00%, 0.75% Floor), 9.48%, 11/19/2026	997,409	947,898
Instructure Holdings, Inc., Initial Term Loan — First Lien 10/30/2028 (d)	2,000,000	2,012,500
Mitchell International, Inc., Amendment No. 2 Term Loan — First Lien (SOFR 3 month + 3.75%), 9.40%, 10/15/2028	1,375,140	1,376,529
Precisely (Pearl Debt Merger Sub 1 Inc.), Third Amendment Term Loan — First Lien (SOFR 3 month + 4.00%, 0.75% Floor), 9.64%, 4/24/2028	1,969,773	1,957,955
RealPage Inc. (MIRASOL Merger Sub 20201), Initial Term Loan — First Lien (SOFR 1 month + 3.00%, 0.50% Floor), 8.47%, 4/24/2028	4,987,245	4,959,516
Rocket Software, Inc., Extended Dollar Term Loan — First Lien (SOFR 1 month + 4.75%), 10.11%, 11/28/2028	2,992,500	2,945,742
Sapio Sciences, LLC (Jarvis Bidco), Initial Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 11.71%, 11/17/2028‡ (b)(c)(e)	3,279,375	3,164,597
Solera Holdings Inc. (Polaris Newco), Dollar Term Loan — First Lien (SOFR 1 month + 4.00%, 0.50% Floor), 9.47%, 6/2/2028 (d)	4,987,119	4,926,651
Sunshine Software Merger Sub Inc. (Cornerstone OnDemand), Initial Term Loan — First Lien (SOFR 1 month + 3.75%, 0.50% Floor), 9.22%, 10/16/2028	997,462	967,538
TMA Buyer, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 7.25%, 1.00% Floor), 12.71%, 9/30/2027‡ (b)(e)	146,348	135,738
TMA Buyer, LLC, Term Loan — First Lien (SOFR 3 month + 7.25%, 1.00% Floor), 12.75%, 9/30/2027‡ (b)(c)(e)	1,229,560	1,140,417

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Application Software — 7.6% (continued)
Upland Software, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.75%), 9.21%, 8/6/2026	2,670,779	2,620,141
Veracode (Mitnick Corporate Purchaser Inc.), Initial Term Loan — First Lien (SOFR 3 month + 4.50%, 0.50% Floor), 9.98%, 5/2/2029	2,962,500	2,811,605
		52,088,007
Asset Management & Custody Banks — 1.3%
ABC Financials (Project Accelerate Parent LLC), Term Loan — First Lien (SOFR 3 month + 4.25%, 1.00% Floor), 9.89%, 1/2/2025	248,681	248,836
Advisor Group Holdings Inc. (Osaic Holdings), Term B-2 Loan — First Lien (SOFR 1 month + 4.50%), 9.86%, 8/17/2028	3,000,000	3,013,365
Oak Point Partners, LLC, Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 10.96%, 12/1/2027‡ (b)(c)(e)	2,515,601	2,465,289
Orion Group Holdco, LLC, First Amendment Incremental Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.61%, 3/19/2027‡ (b)(c)(e)	889,209	884,764
Orion Group Holdco, LLC, First Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.61%, 3/19/2027‡ (b)(c)(e)	2,159,215	2,148,419
		8,760,673
Auto Parts & Equipment — 2.5%
Enthusiast Auto Holdings, LLC, (EAH-Intermediate Holdco LLC), Third Amendment Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 11.79%, 12/19/2025‡ (b)(c)(e)	1,415,779	1,415,779
Hertz Corp., The, 2023 Incremental Term Loan — First Lien (SOFR 1 month + 3.75%), 9.11%, 6/30/2028 (d)	8,239,993	8,243,454
Power Stop, LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.75%, 0.50% Floor), 10.21%, 1/26/2029	7,979,431	7,487,379
		17,146,612
Automotive Retail — 0.8%
Rising Tide Holdings, Inc., FILO Loan — First Lien (SOFR 1 month + 9.00%, 3.00% Floor), 14.35%, 6/1/2026‡ (b)(e)	5,500,000	5,500,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Brewers — 0.8%
City Brewing Company, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 3.50%, 0.75% Floor), 9.16%, 4/5/2028	7,000,000	5,565,000
Broadcasting — 1.1%
A-L Parent LLC (Learfield), 2023 Term Loan — First Lien (SOFR 1 month + 5.50%, 2.00% Floor), 10.86%, 6/30/2028	1,087,694	1,051,665
Allen Media, LLC, Initial Term Loan (2021) — First Lien (SOFR 3 month + 5.50%), 11.00%, 2/10/2027	1,964,280	1,751,480
Terrier Media Buyer Inc. (Cox Media Group), 2021 Term B Loan — First Lien (SOFR 3 month + 3.50%), 8.95%, 12/17/2026	4,987,147	4,638,046
		7,441,191
Casinos & Gaming — 1.6%
Golden Nugget, Inc. (Fertitta Enterntainment), Initial B Term Loan — First Lien (SOFR 1 month + 4.00%, 0.50% Floor), 9.36%, 1/27/2029	246,859	247,284
J & J Ventures Gaming, LLC, 2023 Delayed Draw Term Commitment (Montana) — First Lien (SOFR 1 month + 4.25%), 9.72%, 4/26/2028	714,286	704,464
J & J Ventures Gaming, LLC, 2023 Delayed Draw Term Commitment (Nevada) — First Lien 4/26/2028 (d)	1,285,714	1,268,036
J & J Ventures Gaming, LLC, Initial Term Loan — First Lien (SOFR 3 month + 4.00%, 0.75% Floor), 9.61%, 4/26/2028	3,000,502	2,985,229
Jack Ohio Finance (Jack Entertainment), Initial Term Loan — First Lien (SOFR 1 month + 4.75%, 0.75% Floor), 10.22%, 10/4/2028‡	986,595	975,190
Ontario Gaming GTA LP (One Toronto), Term B Loan — First Lien (SOFR 3 month + 4.25%, 0.50% Floor), 9.60%, 8/1/2030 (d)	5,000,000	5,027,675
		11,207,878

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Commercial Printing — 0.5%
Anthology/Blackboard (Astra AcquisitionCorp.; BruinMergerCoInc.), Term B Loan — First Lien (SOFR 3 month + 5.25%, 0.50% Floor), 10.86%, 10/25/2028 (c)	5,000,000	3,260,425
		3,260,425
Commodity Chemicals — 0.6%
A&A Global Imports, LLC, Revolving Loan — First Lien (SOFR 1 month + 8.50%, 1.00% Floor), 13.96%, 6/1/2026‡ (b)(e)	21,133	13,736
A&A Global Imports, LLC, Term Loan — First Lien (SOFR 1 moAnne Arundel Dermatology nth + 8.50%, 1.00% Floor), 13.97%, 6/1/2026‡ (b)(c)(e)	1,744,148	1,133,696
USALCO, LLC, Term Loan A — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.65%, 10/19/2027‡ (b)(c)(e)	2,940,000	2,940,000
USALCO, LLC, Second Amendment Term Loan — Second Lien (SOFR 3 month + 6.00%), 11.61%, 10/19/2027‡ (b)(c)(e)	202,732	202,732
		4,290,164
Communications Equipment — 1.2%
SonicWALL Inc., 2023 Term Loan — First Lien (SOFR 3 month + 5.00%, 0.50% Floor), 10.42%, 5/18/2028 (d)	4,951,654	4,914,517
SonicWALL Inc., Initial Term Loan — Second Lien (SOFR 3 month + 7.50%), 13.01%, 5/18/2026	3,855,000	3,534,553
		8,449,070
Construction & Engineering — 1.1%
Amentum Government Services Holdings LLC (AECOM Technology Corp.), Tranche 2 Term Loan — Second Lien (SOFR 1 month + 7.50%, 0.75% Floor), 12.96%, 2/15/2030	2,000,000	1,991,260
Amentum Government Services Holdings LLC (AECOM Technology Corp.), Tranche 3 Term Loan — First Lien (SOFR 1 month + 4.00%, 0.50% Floor), 9.36%, 2/15/2029	1,970,000	1,974,432
RL James, Inc., Term Loan — First Lien (SOFR 1 month + 6.00%), 11.46%, 12/15/2028‡ (b)(c)(e)	958,904	940,925
TriStrux, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 7.15%, 12/23/2026‡ (b)(e)	317,726	307,400

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Construction & Engineering — 1.1% (continued)
TriStrux, LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.54%, 12/23/2026‡ (b)(c)(e)	908,030	878,519
TriStrux, LLC, Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 7.15%, 12/23/2026‡ (b)(e)	182,323	176,398
USI Inc./ NY, 2023 Second Funding New Term Loan — First Lien (SOFR 3 month + 3.25%), 8.64%, 9/27/2030	997,500	1,000,303
		7,269,237
Construction Machinery & Heavy Trucks — 1.0%
AI Mistral Luxembourg Subco Sarl (V. Group), 2022 Extended Term B Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 11.36%, 9/30/2025‡	7,000,728	7,024,076
Distributors — 0.5%
Highline Aftermarket Acquisition, LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.50%, 0.75% Floor), 9.96%, 11/9/2027	932,984	935,316
Project Castle, Inc. (Material Handling Systems Inc./MHS/Deliver Buyer), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.83%, 6/1/2029‡ (d)	2,992,424	2,670,739
		3,606,055
Diversified Chemicals — 0.8%
Project Cloud Holdings, LLC (AgroFresh Inc.), Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 11.95%, 3/31/2029‡ (b)	2,754,237	2,798,994
Project Cloud Holdings, LLC (AgroFresh Inc.), Initial USD Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 11.96%, 3/31/2029‡ (b)	2,478,814	2,519,094
Project Cloud Holdings, LLC (AgroFresh Inc.), Revolver — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 11.95%, 3/30/2029‡ (b)(e)	188,136	191,193
		5,509,281
Diversified Metals & Mining — 0.1%
Form Technologies (Dynacast), Last Out Term Loan — First Lien (SOFR 3 month + 9.00%, 1.00% Floor), 14.49%, 10/22/2025‡ (c)	284,200	204,860

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Diversified Metals & Mining — 0.1% (continued)
Form Technologies (Dynacast), Term B Loan — First Lien (SOFR 3 month + 4.50%, 1.00% Floor), 9.99%, 7/22/2025 (c)	323,460	300,413
		505,273
Education Services — 0.3%
American Public Education, Initial Term Loan — First Lien (SOFR 1 month + 5.50%, 0.75% Floor), 10.97%, 9/1/2027‡	1,719,711	1,719,711
Electronic Equipment & Instruments — 0.1%
VeriFone Systems, Inc., Initial Term Loan — First Lien (SOFR 3 month + 4.00%), 9.64%, 8/20/2025	997,375	968,077
Electronic Manufacturing Services — 1.3%
Creation Technologies Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 11.18%, 10/5/2028‡ (d)	5,000,000	4,875,000
Natel Engineering Company, Inc., Initial Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 11.72%, 4/30/2026 (c)	4,192,368	3,645,621
		8,520,621
Environmental & Facilities Services — 1.0%
Belfor Holdings Inc., 2023 Term B — First Lien (SOFR 1 month + 3.75%), 9.11%, 11/1/2030‡	1,000,000	1,004,380
EnergySolutions (Energy Capital Partners), Initial Term Loan — First Lien (SOFR 1 month + 4.00%), 9.36%, 9/20/2030	2,992,500	2,996,241
SR Landscaping, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 11.70%, 10/30/2029‡ (b)(c)(e)	2,701,987	2,661,457
SR Landscaping, LLC, Revolving Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 11.70%, 10/30/2029‡ (b)(e)	44,511	43,843
		6,705,921
Food Distributors — 1.3%
United Air Lines, Inc. (fka: Continental Airlines, Inc.), Class B Term Loan — First Lien (SOFR 1 month + 3.75%, 0.75% Floor), 9.22%, 4/21/2028	3,949,136	3,968,881

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Food Distributors — 1.3% (continued)
United Natural Foods, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.25%), 8.72%, 10/22/2025 (d)	4,813,433	4,813,433
		8,782,314
Health Care Equipment — 0.1%
Carestream Dental Equipment Inc., Tranche B Term Loan — First Lien (SOFR 3 month + 4.50%, 0.50% Floor), 9.95%, 9/1/2024	800,461	667,720
Health Care Facilities — 1.7%
ConvenientMD (CMD Intermediate Holdings, Inc.), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 11.02%, 6/9/2027‡ (b)(e)	324,844	282,614
ConvenientMD (CMD Intermediate Holdings, Inc.), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 11.04%, 6/9/2027‡ (b)(c)(e)	1,706,250	1,484,438
ConvenientMD (CMD Intermediate Holdings, Inc.), Revolving Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 11.04%, 6/9/2027‡ (b)(e)	40,000	34,800
Quorum Health Resources (QHR), 2023 Incremental Term Loan — First Lien (SOFR 6 month + 6.25%), 11.84%, 5/28/2027‡ (b)(c)(e)	1,990,000	1,965,125
Quorum Health Resources (QHR), Specified Delayed Draw Term Loan — First Lien (SOFR 6 month + 6.25%), 11.88%, 5/28/2027‡ (b)(e)	1,990,000	1,965,125
Quorum Health Resources (QHR), Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 11.50%, 5/28/2027‡ (b)(c)(e)	1,051,685	1,028,022
RegionalCare Hospital Partners Holdings Inc. (Lifepoint Health), 2023 Refinancing Term Loan — First Lien (SOFR 3 month + 5.50%), 11.17%, 11/16/2028	5,000,000	4,994,375
		11,754,499
Health Care Services — 10.9%
Air Methods Corp. (CHPR Midco Inc.), Exit Term Loan 2023 — First Lien (SOFR 3 month + 9.10%), 14.44% 11/28/2028‡	37,265	37,265
Anne Arundel Dermatology Management, LLC, DDTL A — First Lien (SOFR 3 month + 5.50%, 1.00% Floor, 1.00% PIK), 12.00%, 10/16/2025‡ (b)(c)(e)	114,495	105,908

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.9% (continued)
Anne Arundel Dermatology Management, LLC, DDTL B — First Lien (SOFR 3 month + 5.50%, 1.00% Floor, 1.00% PIK), 12.00%, 10/16/2025‡ (b)(c)(e)	193,944	179,398
Anne Arundel Dermatology Management, LLC, DDTL C — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 12.03%, 10/16/2025‡ (b)(e)	546,587	505,593
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor, 1.00% PIK), 12.00%, 10/16/2025‡ (b)(c)(e)	1,889,414	1,747,708
Aspen Dental Management Inc. (aka: ADMI Corp.), 2023 Term Loan B — First Lien 12/23/2027‡ (c)(d)	3,000,000	2,962,500
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 11.25%, 9/29/2028‡ (b)(c)(e)	2,914,187	2,870,474
Boston Clinical Trials LLC (Alcanza Clinical Research), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.50%, 12/20/2027‡ (b)(c)(e)	4,742,155	4,671,023
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien (PRIME 3 month + 5.00%), 13.50%, 12/20/2027‡ (b)(e)	46,875	46,172
CC Amulet Management, LLC (Children's Choice), Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.75%, 1.00% Floor), 12.40%, 8/31/2027‡ (b)(e)	66,446	66,446
CC Amulet Management, LLC (Children's Choice), Revolving Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 12.39%, 8/31/2026‡ (b)(e)	40,138	39,335
CC Amulet Management, LLC (Children's Choice), Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 12.39%, 8/31/2027‡ (b)(c)(e)	1,679,677	1,646,083
Civitas Solutions Inc. (National Mentor Holding), Initial Term Loan — Second Lien (SOFR 3 month + 7.25%, 0.75% Floor), 12.70%, 3/2/2029‡	5,000,000	3,850,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.9% (continued)
Community Based Care Acquisition, Inc., Delayed Draw Tranche A Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 10.70%, 9/16/2027‡ (b)(c)(e)	898,883	892,141
Community Based Care Acquisition, Inc., Delayed Draw Tranche B Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.95%, 9/30/2027‡ (b)(e)	333,558	332,724
Community Based Care Acquisition, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 10.70%, 9/16/2027‡ (b)(c)(e)	2,217,256	2,200,627
Community Based Care Acquisition, Inc., Revolving Credit Loan — First Lien (PRIME 3 month + 4.25%), 12.75%, 9/16/2027‡ (b)(e)	73,171	72,622
Dermatology Intermediate Holdings III, Inc. (Forefront), Term 1L Sr. Secd — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.88%, 3/30/2029	1,000,000	983,750
Elevate HD Parent, Inc., Delayed Draw Term Loan A — First Lien (SOFR 1 month + 6.00%), 11.44%, 8/20/2029‡ (b)(e)	74,750	73,349
Elevate HD Parent, Inc., Initial Term Loan — First Lien (SOFR 1 month + 6.00%), 11.46%, 8/20/2029‡ (b)(c)(e)	3,241,875	3,181,090
Endo1 Partners, LLC, Seventh Amendment DDTL — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 10.86%, 3/24/2026‡ (b)(c)(e)	7,942,857	7,823,714
Endo1 Partners, LLC, Third Amendment DDTL — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 10.86%, 3/24/2026‡ (b)(c)(e)	1,870,511	1,842,453
Epic Staffing Group (Cirrus/Tempus/Explorer Investor), Initial Term Loan — First Lien (SOFR 1 month + 6.00%, 0.50% Floor), 11.39%, 6/28/2029‡ (b)	4,952,062	4,679,699
Houseworks Holdings, Third Amendment Term Loan — First Lien (SOFR 3 month + 6.50%), 12.04%, 12/16/2028‡ (b)(c)(e)	1,687,500	1,636,875
IPM MSO Management, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.98%, 6/17/2026‡ (b)(c)(e)	811,315	795,089

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.9% (continued)
IPM MSO Management, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.98%, 6/17/2026‡ (b)(c)(e)	97,345	95,398
IPM MSO Management, LLC, Second Amendment Term Loan — First Lien (SOFR 3 month + 6.50%), 11.98%, 6/17/2026‡ (b)(c)(e)	222,950	218,491
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 10.70%, 12/6/2027‡ (b)(e)	579,687	576,788
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 10.70%, 12/6/2027‡ (b)(c)(e)	1,730,054	1,721,404
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 10.71%, 12/6/2027‡ (b)(e)	97,590	97,102
Lighthouse Lab Services (LMSI Buyer, LLC), Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 11.25%, 10/25/2027‡ (b)(c)(e)	2,166,276	1,992,974
Lighthouse Lab Services (LMSI Buyer, LLC), Revolving Credit Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 11.25%, 10/25/2027‡ (b)(e)	223,152	205,300
Medrina, LLC (AKA IRC AKA Integrated Rehab Consultants), Initial Term Loan — First Lien (SOFR 6 month + 6.25%), 11.74%, 10/20/2029‡ (b)(c)(e)	5,506,952	5,403,696
NAPA Management Services Corp., Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 0.75% Floor), 10.71%, 2/23/2029 (c)	4,974,684	4,591,732
NSM Top Holdings Corp. (National Seating & Mobility Inc.), Initial Term Loan — First Lien (SOFR 3 month + 5.25%), 10.70%, 11/16/2026	3,933,425	3,825,256
Phoenix Guarantor (BrightSpring Health), Tranche B-3 Term Loan — First Lien (SOFR 1 month + 3.50%), 8.97%, 3/5/2026	2,984,655	2,988,848
Physician Partners, LLC, Incremental Term Loan B — First Lien (SOFR 3 month + 5.50%), 10.88%, 10/23/2028‡	2,000,000	1,910,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Health Care Services — 10.9% (continued)
Point Quest Acquisition LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.53%, 8/14/2028‡ (b)(c)(e)	5,128,474	5,128,474
Point Quest Acquisition LLC, Revolving Credit Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 11.52%, 8/14/2028‡ (b)(e)	786,367	786,367
Women's Care Holdings, Inc., Initial Term Loan — Second Lien (SOFR 6 month + 8.25%, 0.75% Floor), 13.69%, 1/12/2029‡ (c)	2,179,247	1,678,020
		74,461,888
Health Care Supplies — 0.7%
LifeScan Global Corp., Term Loan — First Lien (SOFR 6 month + 6.50%, 1.00% Floor), 11.98%, 12/30/2026 (c)	6,156,757	4,632,960
Health Care Technology — 2.5%
AG Parent Holdings LLC (ArisGlobal), Initial Term Loan — First Lien (SOFR 3 month + 5.00%), 10.65%, 7/31/2026 (c)	4,910,486	4,815,345
Athenahealth Group Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.25%, 0.50% Floor), 8.61%, 2/15/2029	997,468	994,476
CT Technologies Intermediate Holdings, Inc. (HealthPort), 2021 Term Loan — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 9.72%, 12/16/2025	2,969,466	2,866,559
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan — First Lien (SOFR 6 month + 6.75%), 12.12%, 3/31/2029‡ (c)(e)	7,096,774	6,883,871
nThrive, Inc. (fka Precyse Acquisition Corp.), Initial Loan — Second Lien (SOFR 1 month + 6.75%, 0.50% Floor), 12.22%, 12/17/2029	2,000,000	1,206,500
		16,766,751
Highways & Railtracks — 0.4%
Patriot Rail Co., LLC (NA Rail), Tranche B-2 Term Loan — First Lien (SOFR 3 month + 4.00%, 0.25% Floor), 9.61%, 10/19/2026 (b)(c)	2,992,227	2,997,838

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Home Furnishings — 0.4%
Dorel Industries Inc., Term Loan — First Lien (SOFR 3 month + 8.30%, 2.00% Floor), 13.68%, 12/8/2026‡ (b)(e)	2,989,130	2,940,557
Home Improvement Retail — 0.4%
Air Conditioning Specialist, Inc., Revolving Loan — First Lien (SOFR 3 month + 7.25%), 12.91%, 11/9/2026‡ (b)(e)	84,926	83,653
Air Conditioning Specialist, Inc., Term Loan — First Lien (SOFR 3 month + 7.25%), 12.90%, 11/9/2026‡ (b)(c)(e)	2,518,828	2,481,046
		2,564,699
Hotels, Resorts & Cruise Lines — 1.3%
Carnival Corp., Initial Advance — First Lien (SOFR 1 month + 3.00%), 8.36%, 8/9/2027	3,041,108	3,052,513
Stats, LLC (Peak Jersey Holdco Ltd.), Term Loan — First Lien (SOFR 3 month + 5.25%), 10.88%, 7/10/2026 (c)(d)	6,199,211	6,049,407
		9,101,920
Household Products — 0.3%
Lash Opco LLC, Initial Term Loan — First Lien (SOFR 3 month + 7.00%, 1.00% Floor), 12.50%, 3/18/2026‡ (b)(c)(e)	1,889,242	1,856,180
Human Resource & Employment Services — 0.6%
Danforth Buyer, Inc., First Amendment Additional Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 12.03%, 12/9/2027‡ (b)(c)(e)	1,177,535	1,177,535
Danforth Buyer, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 10.75%, 12/9/2027‡ (b)(c)(e)	1,497,222	1,489,736
Triple Crown Consulting, Term A Loan — First Lien (SOFR 1 month + 6.50%, 1.50% Floor), 11.94%, 6/2/2028‡ (b)(c)(e)	1,626,359	1,593,832
		4,261,103
Industrial Machinery — 3.0%
Engineered Machinery Holdings, Inc. (WP Deluxe Merger Sub Inc. (Duravant)), Incremental Amendment No. 2 Term Loan — Second Lien (SOFR 3 month + 6.50%, 0.75% Floor), 12.11%, 5/21/2029‡	500,000	473,750

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Industrial Machinery — 3.0% (continued)
Filtration Group Corp., 2023 Extended Dollar Term Loan — First Lien (SOFR 1 month + 4.25%), 9.72%, 10/21/2028	2,580,500	2,595,015
SPX Flow, Inc., Term Loan — First Lien (SOFR 1 month + 4.50%, 0.50% Floor), 9.96%, 4/5/2029	10,000,000	10,045,850
WasteQuip, Inc. (Patriot Container), Closing Date Term Loan — First Lien (SOFR 1 month + 3.75%, 1.00% Floor), 9.21%, 3/20/2025	7,957,784	7,647,749
		20,762,364
Insurance Brokers — 1.8%
Acrisure, LLC, 2020 Term Loan — First Lien (ICE LIBOR USD 3 month + 3.50%), 9.15%, 2/15/2027	994,832	994,568
Acrisure, LLC, Term B-5 Loan — First Lien (SOFR 3 month + 4.50%), 9.89%, 10/19/2030	4,000,000	4,015,000
Newcleus, LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor, 2.00% PIK), 13.50%, 8/2/2026‡ (b)(c)(e)	1,206,514	1,085,863
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 3 Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.50%, 12/2/2025‡ (b)(c)(e)	1,950,000	1,901,250
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.50%, 12/2/2025‡ (b)(c)(e)	766,492	747,329
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.50%, 12/2/2025‡ (b)(c)(e)	1,147,045	1,118,369
Tricor, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 10.53%, 10/22/2026‡ (b)(e)	717,519	704,963
Tricor, LLC, Revolving Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 10.45%, 10/22/2026‡ (b)(e)	138,462	136,039
Tricor, LLC, Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 10.45%, 10/22/2026‡ (b)(c)(e)	1,909,753	1,876,332
		12,579,713

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Integrated Telecommunication Services — 0.4%
Altice France SA (Numericable), USD TLB-[14] Loan — First Lien (SOFR 3 month + 5.50%), 10.89%, 8/15/2028	2,977,103	2,683,114
Interactive Media & Services — 0.8%
Ingenio LLC, First Amendment Term Loan — First Lien (SOFR 3 month + 7.00%, 1.00% Floor), 12.53%, 8/3/2026‡ (b)(c)(e)	3,935,273	3,866,405
Ingenio LLC, Term Loan — First Lien (SOFR 3 month + 7.00%, 1.00% Floor), 12.53%, 8/3/2026‡ (b)(c)(e)	1,269,789	1,247,568
		5,113,973
Internet & Direct Marketing Retail — 2.3%
Everlane, Inc., Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 11.84%, 3/31/2025‡ (b)(e)	3,750,000	3,750,000
Kobra International, Ltd. (d/b/a Nicole Miller), Term Loan — First Lien (SOFR 1 month + 7.00%, 1.00% Floor), 12.34%, 5/17/2025‡ (b)(e)	4,575,280	4,575,280
StubHub (Pug LLC), Term B-2 Loan — First Lien (SOFR 1 month + 4.25%, 0.50% Floor), 9.72%, 2/12/2027‡	2,992,503	2,977,541
StubHub (Pug LLC), USD Term B Loan — First Lien (SOFR 1 month + 3.50%), 8.97%, 2/12/2027	1,994,649	1,967,631
Sweetwater Borrower LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 9.72%, 8/7/2028‡	2,604,873	2,601,617
		15,872,069
Internet Services & Infrastructure — 0.3%
Technology Partners, LLC (Imagine Software), Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 10.74%, 11/16/2027‡ (b)(c)(e)	2,287,107	2,252,801
Investment Banking & Brokerage — 0.7%
Aretec Group Inc. (Cetera Financial Group), Term B-1 Loan — First Lien (SOFR 1 month + 4.50%), 9.95%, 8/9/2030	4,987,469	4,990,860
IT Consulting & Other Services — 4.8%
Acumera, Inc., Initial Term Loan — First Lien (SOFR 3 month + 7.50%, 1.00% Floor), 12.48%, 6/7/2028‡ (b)(c)(e)	2,421,933	2,385,604

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 4.8% (continued)
Alpine SG, LLC (ASG), February 2023 Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.53%, 11/5/2027‡ (b)(c)(e)	809,139	792,956
Alpine SG, LLC (ASG), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.53%, 11/5/2027‡ (b)(c)(e)	1,351,194	1,324,170
Alpine SG, LLC (ASG), May 2022 Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.53%, 11/5/2027‡ (b)(c)(e)	708,496	694,326
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.53%, 11/5/2027‡ (b)(c)(e)	2,101,990	2,059,950
Alpine X, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.66%, 12/27/2027‡ (b)(c)(e)	603,602	591,530
Alpine X, Fourth Amendment Term Loan — First Lien (SOFR 3 month + 7.25%), 12.90%, 12/27/2027‡ (b)(c)(e)	86,336	85,041
Alpine X, Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.66%, 12/27/2027‡ (b)(e)	60,876	59,659
Alpine X, Second Amendment Incremental Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.66%, 12/27/2027‡ (b)(e)	28,571	28,000
Alpine X, Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.66%, 12/27/2027‡ (b)(c)(e)	987,500	967,750
Alpine X, Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.66%, 12/27/2027‡ (b)(c)(e)	933,861	915,184
Asurion, LLC, New B-11 Term Loan — First Lien (SOFR 1 month + 4.25%), 9.71%, 8/19/2028	4,987,437	4,976,764
Eliassen Group, LLC, 2022 Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.50%, 0.75% Floor), 10.87%, 4/14/2028‡ (b)(e)	173,729	171,558
Eliassen Group, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.75% Floor), 10.77%, 4/14/2028‡ (b)(c)(e)	2,413,889	2,383,715

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 4.8% (continued)
Inflexionpoint LLC (FKA Automated Control Concepts), Revolving Credit Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.61%, 10/22/2026‡ (b)(e)	104,167	102,083
Inflexionpoint LLC (FKA Automated Control Concepts), Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.61%, 10/22/2026‡ (b)(c)(e)	2,253,464	2,208,394
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A Term Loan — First Lien (SOFR 6 month + 6.50%, 1.00% Floor), 11.99%, 7/1/2025‡ (b)(c)(e)	1,508,777	1,478,602
Park Place Technologies, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 10.46%, 11/10/2027 (c)	11,872,915	11,847,447
		33,072,733
Leisure Facilities — 0.6%
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.52%, 7/27/2028‡ (b)(e)	890,612	875,027
Bandon Fitness Texas, Inc., Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.53%, 7/27/2028‡ (b)(c)(e)	2,906,162	2,855,304
Bandon Fitness Texas, Inc., Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.53%, 7/27/2028‡ (b)(e)	147,297	144,719
		3,875,050
Leisure Products — 0.7%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Initial Dollar Term Loan — First Lien (SOFR 3 month + 4.50%), 9.95%, 2/19/2026	4,790,915	4,819,061
Life Sciences Tools & Services — 1.4%
Sequoia Consulting Group, LLC, Term Loan — First Lien (SOFR 3 month + 6.75%, 1.00% Floor), 12.26%, 12/17/2026‡ (b)(c)(e)	4,293,575	4,121,832
VCR Buyer, Inc. (Velocity Clinical Research), Facility B1 — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.88%, 4/28/2028‡ (b)(c)(e)	4,928,479	4,903,836

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Life Sciences Tools & Services — 1.4% (continued)
VCR Buyer, Inc. (Velocity Clinical Research), Revolving Credit Facility — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 11.87%, 4/28/2027‡ (b)(e)	248,525	247,282
		9,272,950
Managed Health Care — 0.3%
Lighthouse Behavioral Health Solutions, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor, 0.75% PIK), 12.14%, 3/28/2028‡ (b)(e)	313,642	269,732
Lighthouse Behavioral Health Solutions, Revolving Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor, 0.75% PIK), 12.13%, 3/28/2028‡ (b)(e)	765,873	658,651
Lighthouse Behavioral Health Solutions, Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor, 0.75% PIK), 12.11%, 3/28/2028‡ (b)(c)(e)	1,505,958	1,295,124
		2,223,507
Marine Ports & Services — 0.8%
Limetree Bay Terminals, LLC (Limetree Bay Financing, LLC), 2022 Term Facility — First Lien (SOFR 3 month + 4.00%, 1.00% Floor, 1.00% PIK), 10.65%, 2/15/2024	6,207,539	5,604,259
Metal & Glass Containers — 0.9%
Pretium PKG Holdings, Inc., Initial Term Loan — Second Lien (SOFR 1 month + 6.75%, 0.50% Floor), 12.21%, 10/1/2029	2,868,534	1,141,261
Pretium PKG Holdings, Inc., Initial Third Amendment Tranche A-1 Term Loan — First Lien (SOFR 3 month + 4.60%), 9.99%, 10/2/2028 (d)	3,657,799	2,880,516
Pretium PKG Holdings, Inc., Third Amendment Tranche A Term Loan — First Lien (SOFR 3 month + 5.00%), 10.39%, 10/2/2028	2,402,778	2,360,741
		6,382,518
Movies & Entertainment — 1.0%
Creative Artists Agency, LLC, Term B Loan — First Lien (SOFR 1 month + 3.50%), 8.86%, 11/27/2028	982,531	987,816

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Movies & Entertainment — 1.0% (continued)
WildBrain Ltd. (DHX Media), Term Loan — B — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 9.71%, 3/24/2028 (c)(d)	5,868,924	5,722,201
		6,710,017
Multi-Sector Holdings — 0.4%
Auxey Bidco Ltd. (Alexander Mann Solutions), Term Loan B — First Lien (SOFR 1 month + 6.00%), 11.46%, 6/29/2027‡ (b)	2,992,500	2,927,668
Office Services & Supplies — 0.4%
Equiniti Group PLC (AST/Armor Holdco), Initial Dollar Term Loan — First Lien (SOFR 6 month + 4.50%), 9.93%, 12/11/2028‡	2,962,217	2,977,028
Oil & Gas Storage & Transportation — 0.7%
Essar Oil (UK) Ltd., Receivables Finance Facility — First Lien (SOFR 3 month + 6.25%, 3.00% Floor), 11.74%, 10/29/2024‡ (b)(c)(e)	3,804,348	3,766,304
Liquid Tech Solutions Holdings, LLC, Sixth Amendment Incremental Term Loan — First Lien (SOFR 1 month + 4.75%), 10.22%, 3/20/2028‡	997,500	982,538
		4,748,842
Other Diversified Financial Services — 0.1%
Evertec Group, LLC (fka Evertec, LLC), Incremental Term B Loan — First Lien (SOFR 1 month + 3.50%), 8.96%, 10/30/2030‡	900,000	903,375
Packaged Foods & Meats — 0.7%
Aspire Bakeries Holdings LLC, Term B — First Lien (SOFR 1 month + 4.50%), 9.61%, 12/16/2030‡	1,000,000	1,005,000
Bengal Debt Sub Merger LLC (Tropicana, Naked Juice), Initial Loan — Second Lien (SOFR 3 month + 6.00%, 0.50% Floor), 11.45%, 1/24/2030	4,915,863	4,003,356
		5,008,356
Paper Packaging — 0.9%
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 11.76%, 12/17/2026‡ (b)(c)(e)	309,381	303,194
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 1 — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 11.76%, 12/17/2026‡ (b)(c)(e)	327,500	320,950

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Paper Packaging — 0.9% (continued)
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 2 — First Lien (SOFR 3 month + 6.50%), 12.01%, 12/17/2026‡ (b)(e)	473,476	466,374
Advanced Web Technologies (AWT), First Requested Incremental Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 12.01%, 12/17/2026‡ (b)(c)(e)	987,500	972,687
Advanced Web Technologies (AWT), Second Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 12.01%, 12/17/2026‡ (b)(e)	732,276	721,292
Advanced Web Technologies (AWT), Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 11.76%, 12/17/2026‡ (b)(c)(e)	786,516	770,786
Golden West Packaging Group LLC, Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 0.75% Floor), 10.72%, 12/1/2027‡ (b)	1,875,000	1,565,625
ProAmpac PG Borrower LLC, 2023-1 Term Loan — First Lien (SOFR 3 month + 4.50%), 9.88%, 9/15/2028	1,000,000	1,003,125
		6,124,033
Paper Products — 0.7%
R-Pac International Corp. (Project Radio), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 0.75% Floor), 11.64%, 12/29/2027‡ (b)(e)	4,912,500	4,642,313
Pharmaceuticals — 2.7%
Alvogen Pharma US, Inc., June 2022 Loan — First Lien (SOFR 3 month + 7.50%, 1.00% Floor), 13.00%, 6/30/2025‡	9,801,067	9,433,527
Amneal Pharmaceuticals LLC, 2023 Term Loan — First Lien (SOFR 1 month + 5.50%), 10.86%, 5/4/2028	3,191,372	3,147,490
ANI Pharmaceuticals, Inc., Initial Term Loan — First Lien (SOFR 1 month + 6.00%, 0.75% Floor), 11.47%, 11/19/2027	5,114,225	5,133,403
Carestream Health, Inc. (aka Onex), Term Loan — First Lien (SOFR 3 month + 7.50%, 1.00% Floor), 12.99%, 9/30/2027 (c)	878,832	686,864
		18,401,284

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Real Estate Services — 1.3%
Auction.com LLC (fka Ten-X LLC), Term Loan — First Lien (SOFR 1 month + 6.00%, 1.50% Floor), 11.35%, 5/26/2028	994,723	960,535
Avison Young (Canada) Inc., Fifth Amendment Incremental Term Loan — First Lien (SOFR 1 month + 7.00%), 0.00%, 1/31/2026‡ (e)	1,985,000	1,076,505
Avison Young (Canada) Inc., Term Loan B — First Lien (SOFR 1 month + 6.50%), 0.00%, 1/31/2026‡ (c)(e)	2,933,451	1,590,869
Hudson's Bay Company ULC, Last Out Loan (Term Loan) — Second Lien (SOFR 3 month + 7.33%, 1.00% Floor), 12.81%, 9/30/2026‡ (b)(c)(e)	5,000,000	5,000,000
		8,627,909
Research & Consulting Services — 3.6%
Axiom Global Inc., Initial Term Loan — First Lien (SOFR 1 month + 4.75%, 0.75% Floor), 10.21%, 10/1/2026‡ (b)(c)	2,931,298	2,858,015
Eisner Advisory Group LLC, September 2022 Incremental Term Loan — First Lien (SOFR 1 month + 5.25%), 10.72%, 7/28/2028‡	2,969,925	2,979,830
Eisner Advisory Group LLC, Term B Loan — First Lien (SOFR 1 month + 5.25%, 0.75% Floor), 10.72%, 7/28/2028‡	11,898,693	11,938,376
Teneo Holdings LLC, Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 10.71%, 7/11/2025 (c)	2,961,340	2,963,650
Vaco Holdings LLC, Initial Term Loan — First Lien (SOFR 6 month + 5.00%, 0.75% Floor), 10.43%, 1/21/2029	2,962,217	2,930,743
Zenith American Holding, Inc. (Harbour Benefit Holding Inc./HPH-TH Holdings, LLC), Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 10.50%, 12/13/2024‡ (b)(c)(e)	882,382	882,382
		24,552,996
Security & Alarm Services — 0.7%
SuperHero Fire Protection, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 11.79%, 9/1/2026‡ (b)(c)(e)	1,468,447	1,468,447

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Security & Alarm Services — 0.7% (continued)
SuperHero Fire Protection, LLC, Revolving Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 7.40%, 9/1/2026‡ (b)(e)	27,180	27,180
SuperHero Fire Protection, LLC, Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.50%), 12.04%, 9/1/2026‡ (b)(c)(e)	3,085,533	3,085,533
		4,581,160
Soft Drinks — 0.4%
Pegasus BidCo BV (Refresco), Initial Dollar Term Loan — First Lien (SOFR 3 month + 4.25%, 0.50% Floor), 9.63%, 7/12/2029	2,970,000	2,976,029
Specialized Consumer Services — 1.1%
LaserAway, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 11.41%, 10/14/2027‡ (b)(c)(e)	4,138,386	4,138,386
Mammoth Holdings, LLC, Term Loan — First Lien (SOFR 3 month + 5.75%), 11.13%, 11/15/2030‡ (b)(c)(e)	3,636,364	3,563,636
		7,702,022
Specialized Finance — 4.8%
Alchemy US Holdco 1 LLC (Kymera), Incremental Term Loan — First Lien (SOFR 3 month + 7.32%), 12.82%, 10/10/2025‡	993,750	991,266
Apex Group Treasury LLC, 2022 Incremental Term Loan — First Lien (SOFR 1 month + 5.00%), 10.34%, 7/27/2028	8,897,406	8,886,284
Apex Group Treasury Ltd., USD Term Loan — First Lien (SOFR 3 month + 3.75%, 0.50% Floor), 9.38%, 7/27/2028	8,941,637	8,919,283
BCP Qualtek Merger Sub LLC (Qualtek), Initial Second Lien Term Loan — Second Lien (SOFR 3 month + 10.00%, 9.00% PIK), 24.39%, 1/14/2027‡ (b)	2,146,626	1,508,005
BCP Qualtek Merger Sub LLC (Qualtek), Initial Term Loan — First Lien (SOFR 3 month + 10.00%, 9.00% PIK), 24.39%, 7/14/2025‡ (b)	3,828,754	3,685,175
Connect Finco SARL (Luxco)/Inmarsat, Amendment No. 1 Refinancing Term Loan — First Lien (SOFR 1 month + 3.50%, 1.00% Floor), 8.86%, 12/11/2026 (d)	6,499,030	6,509,429

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Specialized Finance — 4.8% (continued)
iLending LLC, Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor, 2.00% PIK), 13.96%, 6/21/2026‡ (b)(c)(e)	1,156,719	983,211
Prometric Inc. (Sarbacane Bidco Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 10.72%, 1/31/2028	1,000,000	1,000,785
		32,483,438
Specialty Chemicals — 2.1%
Iris Holding, Inc. (Intertape Polymer Group Inc.), Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 0.50% Floor), 10.23%, 6/28/2028 (c)(d)	4,987,374	4,621,126
Nouryon USA LLC (StarFruit US Holdco), Extended Dollar Term Loan — First Lien (SOFR 3 month + 4.00%), 9.47%, 4/3/2028	3,000,000	3,015,465
Plaze (PLZ Aeroscience), 2021-1 Term Loan — First Lien (SOFR 1 month + 3.75%, 0.75% Floor), 9.22%, 8/3/2026	997,429	971,661
RLG Holdings, LLC, 2022 Incremental Term Loan — First Lien (SOFR 1 month + 5.00%), 10.36%, 7/7/2028 (d)	3,308,268	3,123,220
RLG Holdings, LLC, Closing Date Initial Term Loan — First Lien 7/7/2028 (d)	2,920,108	2,753,661
		14,485,133
Systems Software — 2.3%
Condor Merger Sub, Inc. (McAfee), Tranche B-1 Term Loan — First Lien (SOFR 1 month + 3.75%, 0.50% Floor), 9.19%, 3/1/2029	2,955,000	2,950,701
Idera Inc., 2021 Refinancing Loan — Second Lien (SOFR 3 month + 6.75%), 12.28%, 3/2/2029‡	2,000,000	1,958,750
McAfee Enterprise (Magenta Buyer LLC), Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 0.75% Floor), 10.64%, 7/27/2028 (c)	3,700,186	2,647,945
McAfee Enterprise (Magenta Buyer LLC), Initial Term Loan — Second Lien (SOFR 3 month + 8.25%, 0.75% Floor), 13.89%, 7/27/2029 (c)	12,000,000	4,800,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Systems Software — 2.3% (continued)
RSA Security LLC (Redstone), Initial Loan — Second Lien (SOFR 1 month + 7.75%, 0.75% Floor), 13.22%, 4/27/2029	5,000,000	3,100,000
		15,457,396
Technology Hardware, Storage & Peripherals — 0.6%
TouchTunes (TA TT Buyer), Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 0.50% Floor), 10.35%, 4/2/2029 (d)	3,927,815	3,908,175
Textiles — 0.6%
International Textile Group Inc. (Elevate Textiles, Inc.), First Out Term Loan — First Lien (SOFR 3 month + 8.65%), 14.04%, 9/30/2027‡	2,101,089	2,093,210
International Textile Group Inc. (Elevate Textiles, Inc.), Last Out Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 12.04%, 9/30/2027‡	2,403,752	1,907,978
		4,001,188
Trading Companies & Distributors — 1.7%
Aramsco, Inc., Initial Term Loan — First Lien (SOFR 3 month + 4.75%), 10.16%, 10/10/2030‡	851,485	852,196
Parts Town (PT Intermediate Holdings III LLC), 2022 Incremental Term Loan — First Lien (SOFR 3 month + 5.98%, 1.00% Floor), 11.47%, 11/1/2028‡ (b)	1,473,750	1,477,434
Parts Town (PT Intermediate Holdings III LLC), 2023 Incremental Term Loan — First Lien (SOFR 3 month + 6.50%), 11.85%, 11/1/2028‡ (b)	1,409,356	1,419,926
Parts Town (PT Intermediate Holdings III LLC), Term B Loan — First Lien (SOFR 3 month + 5.98%, 1.00% Floor), 11.47%, 11/1/2028‡ (b)	2,940,000	2,947,350
Verde Purchaser, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.00%), 10.36%, 11/30/2030‡	5,000,000	4,865,650
		11,562,556
Trucking — 1.4%
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 11.54%, 5/3/2025‡ (b)(c)(e)	3,255,162	3,190,059

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
Trucking — 1.4% (continued)
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 12.04%, 5/3/2025‡ (b)(c)(e)	615,953	606,714
First Student Bidco Inc. (First Transit Parent Inc.), 2022 Incremental Term B Loan — First Lien 7/21/2028 (d)	749,830	749,361
Stonepeak Taurus Lower Holdings LLC (TRAC), Initial Term Loan — Second Lien (SOFR 3 month + 7.00%, 0.50% Floor), 12.45%, 1/28/2030‡	5,000,000	4,650,000
		9,196,134
Water Utilities — 0.6%
Waste Resource Management Inc., Term Loan — First Lien (SOFR 1 month + 5.75%, 1.00% Floor), 11.11%, 12/28/2029‡ (b)(c)(e)	4,220,914	4,157,600
Wireless Telecommunication Services — 0.1%
CCI Buyer, Inc. (Consumer Cellular), Initial Term Loan — First Lien (SOFR 3 month + 4.00%, 0.75% Floor), 9.35%, 12/17/2027	984,681	983,273
Total Senior Loans (Cost $705,671,103)		685,421,685
Corporate Bonds — 9.1%
Aerospace & Defense — 0.7%
TransDigm, Inc. 6.25%, 3/15/2026 (f)	5,000,000	4,991,362
Broadline Retail — 1.3%
Getty Images, Inc. 9.75%, 3/1/2027 (f)	9,000,000	9,052,497
Building Products — 0.9%
Smyrna Ready Mix Concrete LLC 8.88%, 11/15/2031 (f)	5,500,000	5,781,468
Capital Markets — 0.6%
Jane Street Group 4.50%, 11/15/2029 (f)	4,032,000	3,759,932
Commercial Services & Supplies — 0.6%
Madison IAQ LLC 5.88%, 6/30/2029 (f)	5,000,000	4,405,419

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Consumer Staples Distribution & Retail — 0.4%
United Natural Foods, Inc. 6.75%, 10/15/2028 (f)	3,000,000	2,428,620
Containers & Packaging — 0.9%
Mauser Packaging Solutions Holding Co. 9.25%, 4/15/2027 (f)	6,000,000	5,889,329
Entertainment — 0.2%
Allen Media LLC 10.50%, 2/15/2028 (f)	3,000,000	1,604,490
Financial Services — 0.1%
Armor Holdco, Inc. 8.50%, 11/15/2029 (f)	1,000,000	907,103
Ground Transportation — 0.5%
Avis Budget Car Rental LLC 8.00%, 2/15/2031 (f)	3,168,000	3,163,643
PECF USS Intermediate Holding III Corp. 8.00%, 11/15/2029 (f)	1,000,000	510,000
		3,673,643
Insurance — 0.7%
Ryan Specialty LLC 4.38%, 2/1/2030 (f)	5,000,000	4,637,500
Media — 0.4%
Univision Communications, Inc. 7.38%, 6/30/2030 (f)	3,000,000	2,991,396
Passenger Airlines — 1.4%
American Airlines, Inc. 5.50%, 4/20/2026 (f)	833,333	827,322
5.75%, 4/20/2029 (f)	2,000,000	1,949,525
United Airlines, Inc. 4.38%, 4/15/2026 (f)	5,000,000	4,872,026
4.63%, 4/15/2029 (f)	2,000,000	1,870,471
		9,519,344
Software — 0.4%
AthenaHealth Group, Inc. 6.50%, 2/15/2030 (f)	1,000,000	907,178
McAfee Corp. 7.38%, 2/15/2030 (f)	2,000,000	1,826,503
		2,733,681
Total Corporate Bonds (Cost $63,677,777)		62,375,784
Investments	Principal Amount ($)	Value ($)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Investments	Shares	Value ($)
Common Stocks — 0.2%
Construction & Engineering — 0.0% (g)
BCP Qualtek Merger Sub LLC*‡ (b)	218,326	272,907
Electric Utilities — 0.0% (g)
Frontera Generation Holdings LLC*	62,500	4,531
Media — 0.1%
A-L Parent LLC*	13,507	587,555
Software — 0.0%
Acumera, Inc.*‡ (b)(c)(e)	2,594	—
		—
Textiles, Apparel & Luxury Goods — 0.1%
International Textile Group, Inc.*‡	100,072	362,761
Transportation Infrastructure — 0.0% (g)
Limetree Bay Cayman Ltd.*‡ (e)	1,430	14
Total Common Stocks (Cost $864,462)		1,227,768
Short-Term Investments — 8.5%
Investment Companies — 8.5%
JP Morgan U.S. Government Money Market Fund, Capital Shares 5.38% (h) (Cost $58,222,791)	58,222,791	58,222,791
Total Investments — 118.0% (Cost $828,436,133)		807,248,028
Credit Facility — (17.3)% (Cost $118,275,360)		(118,275,360)
Liabilities in excess of other assets — (0.7%)		(4,933,313)
Net Assets — 100.0%		684,039,355

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are SOFR (a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market) and the prime rate offered by one or more major U.S. banks ("Prime"). Additionally, LIBOR (the rate that contributor banks in London charge each other for interbank deposits) continues to be used on certain interest rate contracts that were entered into prior to the discontinuation of LIBOR and are expected to be transitioned to alternative benchmarks at contract expiration. SOFR based contracts may include a credit spread adjustment that is charged in addition to the benchmark rate and the stated spread. SOFR, Prime and LIBOR were utilized as benchmark lending rates for the senior loans

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

at December 31, 2023. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end."

(b)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act. Total value of all such securities at December 31, 2023 amounted to $244,713,430, which represents approximately 35.77% of net assets of the Fund.

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
A&A Global Imports, LLC, Revolving Loan — First Lien	06/01/21 - 10/19/22	$20,902	$65.00
A&A Global Imports, LLC, Term Loan — First Lien	12/10/21 - 12/16/21	1,724,730	65.00
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien	07/06/22	3,221,918	98.00
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien	08/01/22	609,931	98.50
Acumera, Inc.	09/29/23	—	—
Acumera, Inc., Initial Term Loan — First Lien	09/29/23	2,388,277	98.50
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien	03/14/22	307,750	98.00
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 1 — First Lien	05/09/23	323,327	98.00
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 2 — First Lien	10/18/22 - 05/11/23	473,476	98.50
Advanced Web Technologies (AWT), First Requested Incremental Term Loan — First Lien	10/18/22	969,403	98.50
Advanced Web Technologies (AWT), Second Amendment Delayed Draw Term Loan — First Lien	10/26/22 - 06/02/23	731,423	98.50
Advanced Web Technologies (AWT), Term Loan — First Lien	02/05/21	778,780	98.00
Air Conditioning Specialist, Inc., Revolving Loan — First Lien	08/16/23 - 09/28/23	83,814	98.50
Air Conditioning Specialist, Inc., Term Loan — First Lien	08/16/23 - 12/15/23	2,483,309	98.50
Alpine SG, LLC (ASG), February 2023 Term Loan — First Lien	02/03/23	790,481	98.00
Alpine SG, LLC (ASG), Initial Term Loan — First Lien	11/05/21	1,336,446	98.00
Alpine SG, LLC (ASG), May 2022 Term Loan — First Lien	05/13/22	697,512	98.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien	11/24/21	$2,070,037	$98.00
Alpine X, Delayed Draw Term Loan — First Lien	05/09/23	599,550	98.00
Alpine X, Fourth Amendment Term Loan — First Lien	12/15/23	84,189	98.50
Alpine X, Revolving Loan — First Lien	12/27/21	61,437	98.00
Alpine X, Second Amendment Incremental Revolving Loan — First Lien	09/16/22	29,070	98.00
Alpine X, Second Amendment Incremental Term Loan — First Lien	09/16/22	965,466	98.00
Alpine X, Term Loan — First Lien	12/27/21	920,847	98.00
Anne Arundel Dermatology Management, LLC, DDTL A — First Lien	03/14/22	114,495	92.50
Anne Arundel Dermatology Management, LLC, DDTL B — First Lien	03/14/22	193,944	92.50
Anne Arundel Dermatology Management, LLC, DDTL C — First Lien	11/09/21 - 08/09/23	547,367	92.50
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien	02/05/21 - 03/14/22	1,876,736	92.50
Apex Analytix, Inc. (Montana Buyer, Inc.), Initial Term Loan — First Lien	06/15/22	2,623,459	97.50
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolving Credit Loan — First Lien	12/18/23	43,985	97.50
AppHub LLC, Delayed Draw Tem Loan — First Lien	12/23/22	166,393	100.00
AppHub LLC, Term Loan — First Lien	09/29/22	2,639,925	100.00
Apryse Software Corp. (PDFTron Systems Inc.), 2022-1 Incremental Term Loan — First Lien	07/19/22	3,391,818	99.25
Apryse Software Corp. (PDFTron Systems Inc.), Delayed Draw Term Loan — First Lien	07/26/22	351,093	99.25
Apryse Software Corp. (PDFTron Systems Inc.), Initial Term Loan — First Lien	07/19/22	1,082,872	99.25
Auxey Bidco Ltd. (Alexander Mann Solutions), Term Loan B — First Lien	07/26/23	2,880,205	97.83

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Axiom Global Inc., Initial Term Loan — First Lien	08/03/22	$2,916,609	$97.50
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien	08/02/22 - 11/08/23	886,179	98.25
Bandon Fitness Texas, Inc., Initial Term Loan — First Lien	07/27/22	2,871,153	98.25
Bandon Fitness Texas, Inc., Revolving Loan — First Lien	07/27/22 - 09/15/22	148,085	98.25
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Initial Term Loan — First Lien	09/30/22	2,878,986	98.50
BCP Qualtek Merger Sub LLC	07/14/23	362,265	1.25
BCP Qualtek Merger Sub LLC (Qualtek), Initial Second Lien Term Loan — Second Lien	06/17/21 - 07/14/23	2,131,943	70.25
BCP Qualtek Merger Sub LLC (Qualtek), Initial Term Loan — First Lien	03/16/23 - 07/14/23	3,770,843	96.25
Boston Clinical Trials LLC (Alcanza Clinical Research), Initial Term Loan — First Lien	12/21/21 - 03/23/22	4,678,864	98.50
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien	11/01/22 - 12/13/22	47,098	98.50
CC Amulet Management, LLC (Children's Choice), Delayed Draw Term Loan — First Lien	08/31/23	66,603	100.00
CC Amulet Management, LLC (Children's Choice), Revolving Loan — First Lien	08/31/21 - 05/01/23	39,876	98.00
CC Amulet Management, LLC (Children's Choice), Term Loan — First Lien	08/31/21	1,664,894	98.00
Community Based Care Acquisition, Inc., Delayed Draw Tranche A Term Loan — First Lien	06/15/22	893,072	99.25
Community Based Care Acquisition, Inc., Delayed Draw Tranche B Term Loan — First Lien	07/03/23 - 08/15/23	331,857	99.75
Community Based Care Acquisition, Inc., Initial Term Loan — First Lien	09/16/21	2,183,576	99.25
Community Based Care Acquisition, Inc., Revolving Credit Loan — First Lien	09/30/22	72,599	99.25

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
ConvenientMD (CMD Intermediate Holdings, Inc.), Delayed Draw Term Loan — First Lien	06/09/22	$323,704	$87.00
ConvenientMD (CMD Intermediate Holdings, Inc.), Initial Term Loan — First Lien	11/24/21	1,690,479	87.00
ConvenientMD (CMD Intermediate Holdings, Inc.), Revolving Loan — First Lien	09/15/23 - 10/30/23	39,706	87.00
Danforth Buyer, Inc., First Amendment Additional Term Loan — First Lien	12/01/22	1,159,631	100.00
Danforth Buyer, Inc., Initial Term Loan — First Lien	05/13/22	1,480,461	99.50
Dorel Industries Inc., Term Loan — First Lien	12/08/23	2,940,713	98.38
Elevate HD Parent, Inc., Delayed Draw Term Loan A — First Lien	12/01/23	74,434	98.12
Elevate HD Parent, Inc., Initial Term Loan — First Lien	08/18/23	3,183,581	98.13
Eliassen Group, LLC, 2022 Delayed Draw Term Loan — First Lien	03/31/22 - 09/29/23	174,081	98.75
Eliassen Group, LLC, Initial Term Loan — First Lien	08/03/22	2,394,699	98.75
Endo1 Partners, LLC, Seventh Amendment DDTL — First Lien	05/09/23	7,849,937	98.50
Endo1 Partners, LLC, Third Amendment DDTL — First Lien	07/19/22	1,846,276	98.50
Enthusiast Auto Holdings, LLC, (EAH-Intermediate Holdco LLC), Third Amendment Term Loan — First Lien	03/20/23	1,383,762	100.00
Enverus Holdings, Inc., Initial Term Loan — First Lien	12/04/23	3,790,412	98.50
Epic Staffing Group (Cirrus/Tempus/ Explorer Investor), Initial Term Loan — First Lien	06/27/22 - 09/15/23	4,698,990	94.50
Essar Oil (UK) Ltd., Receivables Finance Facility — First Lien	10/31/23 - 12/18/23	3,771,474	99.00
Everlane, Inc., Term Loan — First Lien	10/07/22	3,708,775	100.00
Golden West Packaging Group LLC, Initial Term Loan — First Lien	11/29/21	1,863,115	83.50
Houseworks Holdings, Third Amendment Term Loan — First Lien	09/01/23	1,639,697	97.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Hudson's Bay Company ULC, Last Out Loan (Term Loan) — Second Lien	09/30/21 - 03/31/23	$4,957,884	$100.00
Hydrofarm Holdings Group, Inc., Term Loan — First Lien	12/10/21 - 03/18/22	1,172,262	82.50
iLending LLC, Term Loan — First Lien	11/24/21	1,147,751	85.00
Inflexionpoint LLC (FKA Automated Control Concepts), Revolving Credit Loan — First Lien	10/22/21	104,873	98.00
Inflexionpoint LLC (FKA Automated Control Concepts), Term Loan — First Lien	10/22/21 - 05/06/22	2,230,698	98.00
Ingenio LLC, First Amendment Term Loan — First Lien	04/28/22	3,889,947	98.25
Ingenio LLC, Term Loan — First Lien	08/03/21	1,258,387	98.25
IPM MSO Management, LLC, Closing Date Term Loan — First Lien	12/10/21	802,404	98.00
IPM MSO Management, LLC, Delayed Draw Term Loan — First Lien	06/15/22	96,966	98.00
IPM MSO Management, LLC, Second Amendment Term Loan — First Lien	05/10/22	220,120	98.00
Kobra International, Ltd. (d/b/a Nicole Miller), Term Loan — First Lien	05/17/22 - 03/31/23	4,554,579	100.00
LaserAway, Initial Term Loan — First Lien	07/27/22 - 09/11/23	4,084,211	100.00
Lash Opco LLC, Initial Term Loan — First Lien	02/05/21	1,860,717	98.25
Lids Holdings, Inc., Initial Term Loan — First Lien	07/12/23	2,591,090	97.00
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien	12/06/21	579,687	99.50
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Initial Term Loan — First Lien	12/10/21	1,706,587	99.50
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien	01/23/23	97,480	99.50
Lighthouse Behavioral Health Solutions, Delayed Draw Term Loan — First Lien	03/28/22	309,939	86.00
Lighthouse Behavioral Health Solutions, Revolving Loan — First Lien	03/28/22 - 02/17/23	763,227	86.00
Lighthouse Behavioral Health Solutions, Term Loan — First Lien	03/28/22	1,490,484	86.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Lighthouse Lab Services (LMSI Buyer, LLC), Initial Term Loan — First Lien	12/10/21 - 11/09/23	$2,145,740	$92.00
Lighthouse Lab Services (LMSI Buyer, LLC), Revolving Credit Loan — First Lien	10/25/21 - 12/01/23	223,522	92.00
MAG DS Corp., Initial Term Loan — First Lien	02/05/21 - 05/11/23	1,906,669	96.08
Mammoth Holdings, LLC, Term Loan — First Lien	11/14/23	3,563,636	98.00
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A Term Loan — First Lien	04/08/21	1,491,666	98.00
Medrina, LLC (AKA IRC AKA Integrated Rehab Consultants), Initial Term Loan — First Lien	10/20/23	5,404,482	98.13
Newcleus, LLC, Initial Term Loan — First Lien	08/02/21 - 08/04/21	1,195,733	90.00
Oak Point Partners, LLC, Term Loan — First Lien	12/10/21	2,489,485	98.00
Omni Intermediate Holdings, LLC (Omni Logistics), Initial Term Loan — First Lien	06/15/22 - 05/09/23	3,406,093	99.75
Orion Group Holdco, LLC, First Amendment Incremental Delayed Draw Term Loan — First Lien	05/09/23	905,948	99.50
Orion Group Holdco, LLC, First Amendment Incremental Term Loan — First Lien	12/10/21	2,129,923	99.50
Parts Town (PT Intermediate Holdings III LLC), 2022 Incremental Term Loan — First Lien	03/24/22	1,461,828	100.25
Parts Town (PT Intermediate Holdings III LLC), 2023 Incremental Term Loan — First Lien	02/28/23 - 11/28/23	1,390,491	100.75
Parts Town (PT Intermediate Holdings III LLC), Term B Loan — First Lien	11/10/21	2,918,268	100.25
Patriot Rail Co., LLC (NA Rail), Tranche B-2 Term Loan — First Lien	10/02/23	2,971,893	100.19
Point Quest Acquisition LLC, Initial Term Loan — First Lien	08/12/22 - 10/31/23	5,050,282	100.00
Point Quest Acquisition LLC, Revolving Credit Loan — First Lien	08/12/22 - 10/17/23	776,194	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Portfolio Holding, Inc. (Turbo Buyer/ PGM), Amendment No. 3 Incremental Term Loan — First Lien	05/14/21	$1,924,014	$97.50
Portfolio Holding, Inc. (Turbo Buyer/ PGM), Amendment No. 4 Incremental Delayed Draw Term Loan — First Lien	05/31/22	761,853	97.50
Portfolio Holding, Inc. (Turbo Buyer/ PGM), Amendment No. 4 Incremental Term Loan — First Lien	11/15/21	1,132,708	97.50
Project Cloud Holdings, LLC (AgroFresh Inc.), Delayed Draw Term Loan — First Lien	03/30/23 - 06/09/23	2,716,825	101.63
Project Cloud Holdings, LLC (AgroFresh Inc.), Initial USD Term Loan — First Lien	03/30/23	2,411,438	101.63
Project Cloud Holdings, LLC (AgroFresh Inc.), Revolver — First Lien	03/30/23 - 12/29/23	183,142	101.62
Quorum Health Resources (QHR), 2023 Incremental Term Loan — First Lien	06/30/23	1,956,030	98.75
Quorum Health Resources (QHR), Specified Delayed Draw Term Loan — First Lien	06/30/23	1,979,040	98.75
Quorum Health Resources (QHR), Term Loan — First Lien	05/28/21	1,043,689	97.75
Rachel Zoe, Inc., Tranche A Loan — First Lien	10/11/23	1,185,075	98.31
Rising Tide Holdings, Inc., FILO Loan — First Lien	03/23/23	5,397,028	100.00
RL James, Inc., Term Loan — First Lien	12/15/23	941,005	98.13
R-Pac International Corp. (Project Radio), Initial Term Loan — First Lien	11/23/21	4,842,741	94.50
Sapio Sciences, LLC (Jarvis Bidco), Initial Term Loan — First Lien	11/18/22	3,236,843	96.50
Sequoia Consulting Group, LLC, Term Loan — First Lien	05/13/22 - 02/10/23	4,229,152	96.00
SR Landscaping, LLC, Closing Date Term Loan — First Lien	10/30/23	2,662,221	98.50
SR Landscaping, LLC, Revolving Loan — First Lien	10/30/23	44,032	98.50
SuperHero Fire Protection, LLC, Closing Date Term Loan — First Lien	09/01/21 - 06/15/22	1,456,574	100.00
SuperHero Fire Protection, LLC, Revolving Loan — First Lien	09/01/21 - 12/27/22	26,899	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
SuperHero Fire Protection, LLC, Second Amendment Incremental Term Loan — First Lien	02/06/23 - 08/31/23	$3,035,346	$100.00
Technology Partners, LLC (Imagine Software), Initial Term Loan — First Lien	11/16/21	2,257,970	98.50
TMA Buyer, LLC, Delayed Draw Term Loan — First Lien	09/09/22	146,785	92.75
TMA Buyer, LLC, Term Loan — First Lien	09/30/21	1,218,295	92.75
TR Apparel, LLC, First Out Term Loan — First Lien	08/09/23	3,182,234	97.75
Tricor, LLC, Delayed Draw Term Loan — First Lien	10/22/21 - 09/05/23	717,290	98.25
Tricor, LLC, Revolving Loan — First Lien	12/13/22	139,733	98.25
Tricor, LLC, Term Loan — First Lien	10/22/21	1,893,184	98.25
Triple Crown Consulting, Term A Loan — First Lien	06/02/23	1,596,478	98.00
TriStrux, LLC, Delayed Draw Term Loan — First Lien	12/23/21	316,737	96.75
TriStrux, LLC, Initial Term Loan — First Lien	12/23/21	899,294	96.75
TriStrux, LLC, Revolving Loan — First Lien	12/23/21 - 04/18/23	181,621	96.75
USALCO, LLC, Second Amendment Term Loan — Second Lien	12/28/23	198,677	100.00
USALCO, LLC, Term Loan A — First Lien	11/05/21	2,918,848	100.00
VCR Buyer, Inc. (Velocity Clinical Research), Facility B1 — First Lien	12/15/22	4,837,698	99.50
VCR Buyer, Inc. (Velocity Clinical Research), Revolving Credit Facility — First Lien	12/15/22 - 09/29/23	246,060	99.50
Waste Resource Management Inc., Term Loan — First Lien	12/28/23	4,158,616	98.50
Zenith American Holding, Inc. (Harbour Benefit Holding Inc./ HPH-TH Holdings, LLC), Term Loan — First Lien	12/10/21	874,815	100.00
Total		$247,843,932

(c)  The Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.

(d)  All or a portion of this position has not yet settled as of December 31, 2023. The Fund will not accrue interest on its Senior Loans until the settlement date at which point Prime or SOFR will be established.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2023

(e)  Security fair valued as of December 31, 2023 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at December 31, 2023 amounted to $220,659,698, which represents approximately 32.26% of net assets of the Fund.

(f)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at December 31, 2023 amounted to $62,375,784, which represents approximately 9.12% of net assets of the Fund.

(g)  Represents less than 0.05% of net assets.

(h)  Represents 7-day effective yield as of December 31, 2023.

As of December 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,659,885
Aggregate gross unrealized depreciation	(28,878,146)
Net unrealized depreciation	$(21,218,261)
Federal income tax cost	$828,466,289

Abbreviations

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

PIK  — Pay in Kind

SOFR  — Secured Overnight Financing Rate

USD  — United States Dollar

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Consolidated Statement of Assets and Liabilities

December 31, 2023

	First Eagle Credit Opportunities Fund*
Assets
Investments (Cost $828,436,133) (Note 2 and Note 3)	$807,248,028
Cash	6,022,309
Receivable for investments sold	30,924,866
Receivable for Fund shares sold	5,526,461
Accrued interest and dividends receivable	7,253,137
Due from Adviser (Note 6)	502,817
Other assets	4,522
Total Assets	857,482,140
Liabilities
Investment advisory fees payable (Note 6)	700,864
Payable for investment purchased	48,443,437
Distribution fees payable (Note 7)	9,453
Administrative fees payable (Note 6)	7,195
Service fees payable (Note 7)	2,290
Credit facility (Net of unamortized deferred financing costs of $724,640) (Note 10)	118,275,360
Payable for dividends to shareholders	4,790,249
Unrealized depreciation on unfunded delayed draw loan commitments (Note 9)	144,360
Accrued expenses and other liabilities	1,069,577
Total Liabilities	173,442,785
Commitments and contingent liabilities^	—
Net Assets	$684,039,355
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$28,909
Capital surplus	717,721,402
Total distributable earnings (losses)	(33,710,956)
Net Assets	$684,039,355
Class A
Net Assets	$24,268,931
Shares Outstanding	1,020,016
Net asset value per share and redemption proceeds per share	$23.79
Offering price per share (NAV per share plus maximum sales charge)	$24.40	(1)
Authorized common shares	Unlimited
Class A-2
Net Assets	$12,940,246
Shares Outstanding	546,036
Net asset value per share and redemption proceeds per share	$23.70
Offering price per share (NAV per share plus maximum sales charge)	$24.31	(1)
Authorized common shares	Unlimited
Class I
Net Assets	$646,830,178
Shares Outstanding	27,342,670
Net asset value per share and redemption proceeds per share	$23.66
Authorized common shares	Unlimited

(1)  The maximum sales charge is 2.50% for Class A and Class A-2 shares. Class I shares have no front-end sales charges.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

^  See Note 6 and Note 9 in the Notes to the Consolidated Financial Statements

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Consolidated Statement of Operations

Year ended December 31, 2023

First Eagle Credit Opportunities Fund*
Investment Income
Interest	$74,383,376
Dividends	1,089,615
Total Income	75,472,991
Expenses
Investment advisory fees (Note 6)	7,657,916
Distribution fee (Note 7)
Class A	44,069
Class A-2	11,517
Shareholder servicing agent fees	654,770
Service fees (Note 7)
Class A-2	5,758
Administrative fees (Note 6)	919,281
Professional fees	1,675,413
Custodian and accounting fees	413,730
Shareholder reporting fees	257,296
Interest expense and fees on borrowings	7,400,781
Registration and filing fees	156,229
Other expenses	68,861
Total Expenses	19,265,621
Expense waiver (Note 6)	(1,189,917)
Net Expenses	18,075,704
Net Investment Income (Note 2)	57,397,287
Realized and Unrealized Gains (Losses) on Investments and Unfunded Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	(8,482,811)
(8,482,811)
Changes in unrealized appreciation (depreciation) of:
Investments	14,543,996
Unfunded delayed draw loan commitments	(133,937)
14,410,059
Net realized and unrealized gains on investments and unfunded delayed draw loan commitments	5,927,248
Net Increase in Net Assets Resulting from Operations	$63,324,535

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Consolidated Statements of Changes in Net Assets

	First Eagle Credit Opportunities Fund*
	For the year ended December 31, 2023	For the year ended December 31, 2022
Operations
Net investment income	$57,397,287	$30,790,434
Net realized (loss) from investments	(8,482,811)	(5,502,437)
Change in unrealized appreciation (depreciation) of investments	14,410,059	(36,696,458)
Net increase (decrease) in net assets resulting from operations	63,324,535	(11,408,461)
Distributions to Shareholders
Distributable earnings:
Class A	(1,803,402)	(889,754)
Class A-2	(279,568)	(4,855)
Class I	(54,708,306)	(29,298,924)
Decrease in net assets resulting from distributions	(56,791,276)	(30,193,533)
Fund Share Transactions
Class A
Net proceeds from shares sold	12,518,154	7,030,999
Net asset value of shares issued for reinvested dividends and distributions	576,708	460,547
Cost of shares redeemed	(1,926,600)	(967,459)
Increase in net assets from Class A share transactions	11,168,262	6,524,087
Class A-2^
Net proceeds from shares sold	12,559,604	100,000
Net asset value of shares issued for reinvested dividends and distributions	224,689	4,855
Increase in net assets from Class A-2 share transactions	12,784,293	104,855
Class I
Net proceeds from shares sold	255,025,311	320,906,950
Net asset value of shares issued for reinvested dividends and distributions	13,475,692	7,900,460
Cost of shares redeemed	(67,185,998)	(30,533,172)
Increase in net assets from Class I share transactions	201,315,005	298,274,238
Increase in net assets from Fund share transactions	225,267,560	304,903,180
Net increase in net assets	231,800,819	263,301,186
Net Assets (Note 2)
Beginning of period	452,238,536	188,937,350
End of period	$684,039,355	$452,238,536

^  The inception date for Class A-2 shares was on May 31, 2022.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Consolidated Statements of Changes in Net Assets (continued)

	First Eagle Credit Opportunities Fund*
	For the year ended December 31, 2023	For the year ended December 31, 2022
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	547,224	289,477
Shares sold	529,955	277,025
Shares issued on reinvestment of distributions	24,388	18,826
Shares redeemed	(81,551)	(38,104)
Shares outstanding, end of period	1,020,016	547,224
Class A-2^
Shares outstanding, beginning of period	4,213	—
Shares sold	532,311	4,010
Shares issued on reinvestment of distributions	9,512	203
Shares outstanding, end of period	546,036	4,213
Class I
Shares outstanding, beginning of period	18,788,384	6,924,692
Shares sold	10,836,823	12,787,649
Shares issued on reinvestment of distributions	572,304	325,128
Shares redeemed	(2,854,841)	(1,249,085)
Shares outstanding, end of period	27,342,670	18,788,384

^  The inception date for Class A-2 shares was on May 31, 2022.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Consolidated Statement of Cash Flows

Year ended December 31, 2023

First Eagle Credit Opportunities Fund*
Cash Flows from (Used in) Operating Activities:
Net increase in net assets resulting from operations	$63,324,535
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(629,050,255)
Proceeds from sale and paydowns of investments	424,421,028
Net increase in short term investments	(20,323,217)
Realized (gain) loss on investments	8,482,811
Change in unrealized (appreciation) depreciation on investments	(14,543,996)
Amortization (accretion) of bond premium (discount)	(6,385,933)
Change in unrealized (appreciation) depreciation on unfunded delayed draw loan commitments	133,937
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(3,032,372)
Due from Adviser	182,321
Other assets	1,571,671
Increases (decreases) in operating liabilities
Investment advisory fees payable	239,194
Administrative fees payable	(501,015)
Distribution fees payable	6,703
Service fees payable	779
Trustee fees payable	(53,714)
Accrued expenses and other liabilities	550,963
Net cash provided by (used in) operating activities	$(174,976,560)
Cash Flows from (Used in) Financing Activities:
Proceeds from shares sold	277,139,807
Payments on shares redeemed	(69,112,598)
Cash distributions paid	(40,023,394)
Borrowings under Credit Facility	112,200,000
Repayment under Credit Facility	(103,200,000)
Net cash provided by (used in) financing activities	$177,003,815
Net change in cash and cash denominated in foreign currencies	2,027,255
Cash, beginning of period	3,995,054
Cash, end of period	$6,022,309

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $6,583,585

Non-cash financing activities consist of reinvestment of distributions in the amount $14,277,089.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

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First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Year Ended December 31, 2023**	For the Year Ended December 31, 2022**	For the Year Ended December 31, 2021**	For the Period 12/02/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$23.47	$26.22	$25.48	$25.15
Net investment Income	2.49	2.10	2.10	0.10
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	0.20	(2.93)	0.53	0.32
Total investment operations	2.69	(0.83)	2.63	0.42
Less Dividends and Distributions
From net investment income	(2.37)	(1.91)	(1.81)	(0.09)
From capital gains	—	(0.01)	(0.08)	—
Total distributions	(2.37)	(1.92)	(1.89)	(0.09)
Net asset value, end of period	$23.79	$23.47	$26.22	$25.48
Total return(a)	12.03%	(3.23)%	10.60%	1.62	%(b)
Net assets, end of period (thousands)	$24,269	$12,844	$7,592	$1,016
Ratios to Average Net Assets
Operating expenses excluding fee waivers	3.87%	3.76%	4.83%	5.45	%(c)
Operating expenses including fee waivers	3.65%	2.62%	2.28%	2.75	%(c)
Net investment income excluding fee waivers	10.32%	7.36%	5.47%	2.16	%(c)
Net investment income including fee waivers	10.55%	8.50%	8.02%	4.86	%(c)
Supplemental Data
Portfolio turnover rate	68.91%	49.93%	73.15%	21.38	%(b)

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Does not take into account the sales charge of 2.50% for Class A shares. Prior to April 30, 2022, the sales charge for Class A was 3.50%, which was also not taken into account.

(b)  Not annualized

(c)  Annualized

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A-2	For the Year Ended December 31, 2023**	For the Period 5/31/22^ - 12/31/22
Investment Operations
Net asset value, beginning of period	$23.42	$24.94
Net investment Income	2.42	1.18
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	0.16	(1.51)
Total investment operations	2.58	(0.33)
Less Dividends and Distributions
From net investment income	(2.30)	(1.18)
From capital gains	—	(0.01)
Total distributions	(2.30)	(1.19)
Net asset value, end of period	$23.70	$23.42
Total return(a)	11.52%	(1.34	)%(b)
Net assets, end of period (thousands)	$12,940	$99
Ratios to Average Net Assets
Operating expenses excluding fee waivers	4.35%	4.39	%(c)
Operating expenses including fee waivers	4.14%	3.57	%(c)
Net investment income excluding fee waivers	10.05%	7.50	%(c)
Net investment income including fee waivers	10.26%	8.32	%(c)
Supplemental Data
Portfolio turnover rate	68.91%	49.93	%(b)

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Does not take into account the sales charge of 2.50% for Class A-2 shares.

(b)  Not annualized

(c)  Annualized

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Year Ended December 31, 2023***	For the Year Ended December 31, 2022***	For the Year Ended December 31, 2021***	For the Period 9/15/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$23.38	$26.19	$25.47	$25.00
Net investment Income	2.55	2.17	2.27	0.33
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	0.21	(2.94)	0.57	0.45
Total investment operations	2.76	(0.77)	2.84	0.78
Less Dividends and Distributions
From net investment income	(2.48)	(2.03)	(2.04)	(0.30)
From capital gains	—	(0.01)	(0.08)	(0.00	)**
Return of capital	—	—	—	(0.01)
Total distributions	(2.48)	(2.04)	(2.12)	(0.31)
Net asset value, end of period	$23.66	$23.38	$26.19	$25.47
Total return	12.41%	(3.02)%	11.45%	3.13	%(a)
Net assets, end of period (thousands)	$646,830	$439,296	$181,346	$41,086
Ratios to Average Net Assets
Operating expenses excluding fee waivers	3.62%	3.48%	4.18%	4.70	%(b)
Operating expenses including fee waivers	3.39%	2.41%	1.70%	2.00	%(b)
Net investment income excluding fee waivers	10.60%	7.71%	6.15%	1.74	%(b)
Net investment income including fee waivers	10.83%	8.79%	8.63%	4.44	%(b)
Supplemental Data
Portfolio turnover rate	68.91%	49.93%	73.15%	21.38	%(a)

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

(a)  Not annualized

(b)  Annualized

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund

Financial Highlights

Information about the Fund's senior securities, which are the amount of borrowings under the Credit Agreement, is shown as of the dates indicated in the below table.

	December 31, 2023***	December 31, 2022***	December 31, 2021***	December 31, 2020
Asset coverage ratio for credit agreement(2)	675%	511%	530%	N/A(1)
Asset coverage per $1,000 for credit agreement(2)	$6,748	$5,111	$5,304	N/A(1)
Amount of loan outstanding	$119,000,000	$110,000,000	$43,902,654	N/A(1)

(1)  No leveraged amount as of December 31, 2020

(2)  The asset coverage ratio is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The asset coverage ratio is multiplied by $1,000 to determine the "Asset coverage per $1,000 for credit agreement."

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Credit Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020.

The Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market "club" loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as "junk" bonds).

The Fund currently offers three classes of Common Shares: Class A Shares, Class A-2 Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC (the "Subadviser"), in its capacity as the alternative credit group of the Adviser, serves as the Fund's investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by the Adviser and is a wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Credit Opportunities Fund SPV, LLC (the "SPV"), established on January 11, 2021, is a wholly-owned Delaware limited liability company, which functions as the Fund's special purpose, bankruptcy-remote, financing subsidiary. The consolidated financial statements include the accounts of the Fund and the SPV. All intercompany transactions and balances have been eliminated. As of December 31, 2023, the SPV has $110,327,152 in net assets, representing 16.13% of the Fund's net assets.

b)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

The Fund's securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value.

Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market "Club" Loans. Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Initial purchases of investments, including Direct Loans, may be fair valued at their cost which approximates market value and are monitored by the Adviser and the Subadviser (individually or collectively referred to as "First Eagle Management") for any significant positive or negative events subsequent to the date of the original investment that necessitates a change to another valuation method, such as the market or income approach. Subsequent to the initial purchase, direct loans may be valued utilizing the income approach method. The income approach method values an investment by estimating the present value of future economic benefits it is expected to produce. These benefits include earnings, cash flows and disposition proceeds. Expected current value is determined by discounting expected cash flows at rate of return (discount rate or cost of capital) that reflects the risk associated with realizing the cash flows in the amounts and times projected.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models, and assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund's pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable, then the equity will be fair valued as described below.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The two primary significant unobservable inputs used in the fair value measurement of the Fund's debt investments, excluding asset-backed loans, is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Fund considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Fund considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable inputs used in the fair value measurement of the Fund's investments in asset-backed loans is the net realized value of the underlying collateral of the loan. The Fund considers information provided by the borrower in its compliance certificates and information from third party appraisals, among other factors, in its analysis. Significant increases (decreases) in net realizable value of the underlying collateral would result in a significantly higher (lower) fair value measurement.

The primary significant unobservable input used in the fair value measurement of the Fund's equity investments, investments in warrants, and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Fund considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Fund's Board of Trustees (the "Board"). The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of December 31, 2023:

Description	Level 1	Level 2	Level 3‡	Total
Assets:
Common Stocks†	$—	$592,086	$635,682	$1,227,768
Corporate Bonds†	—	62,375,784	—	62,375,784
Senior Loans
Advertising	—	11,497,311	1,990,000	13,487,311
Aerospace & Defense	—	5,581,319	3,213,720	8,795,039
Agricultural & Farm Machinery	—	—	987,987	987,987
Air Freight & Logistics	—	2,756,700	4,255,805	7,012,505
Airlines	—	4,629,735	1,003,395	5,633,130
Alternative Carriers	—	2,580,005	—	2,580,005
Apparel Retail	—	—	2,630,766	2,630,766
Apparel, Accessories & Luxury Goods	—	—	11,346,344	11,346,344
Application Software	—	32,511,734	19,576,273	52,088,007
Asset Management & Custody Banks	—	3,262,201	5,498,472	8,760,673
Auto Parts & Equipment	—	15,730,833	1,415,779	17,146,612
Automotive Retail	—	—	5,500,000	5,500,000
Brewers	—	5,565,000	—	5,565,000
Broadcasting	—	7,441,191	—	7,441,191
Casinos & Gaming	—	10,232,688	975,190	11,207,878
Commercial Printing	—	3,260,425	—	3,260,425
Commodity Chemicals	—	—	4,290,164	4,290,164
Communications Equipment	—	8,449,070	—	8,449,070
Construction & Engineering	—	4,965,995	2,303,242	7,269,237
Construction Machinery & Heavy Trucks	—	—	7,024,076	7,024,076
Distributors	—	935,316	2,670,739	3,606,055

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Diversified Chemicals	$—	$—	$5,509,281	$5,509,281
Diversified Metals & Mining	—	300,413	204,860	505,273
Education Services	—	—	1,719,711	1,719,711
Electronic Equipment & Instruments	—	968,077	—	968,077
Electronic Manufacturing Services	—	3,645,621	4,875,000	8,520,621
Environmental & Facilities Services	—	2,996,241	3,709,680	6,705,921
Food Distributors	—	8,782,314	—	8,782,314
Health Care Equipment	—	667,720	—	667,720
Health Care Facilities	—	4,994,375	6,760,124	11,754,499
Health Care Services	—	12,389,586	62,072,302	74,461,888
Health Care Supplies	—	4,632,960	—	4,632,960
Health Care Technology	—	9,882,880	6,883,871	16,766,751
Highways & Railtracks	—	2,997,838	—	2,997,838
Home Furnishings	—	—	2,940,557	2,940,557
Home Improvement Retail	—	—	2,564,699	2,564,699
Hotels, Resorts & Cruise Lines	—	9,101,920	—	9,101,920
Household Products	—	—	1,856,180	1,856,180
Human Resource & Employment Services	—	—	4,261,103	4,261,103
Industrial Machinery	—	20,288,614	473,750	20,762,364
Insurance Brokers	—	5,009,568	7,570,145	12,579,713
Integrated Telecommunication Services	—	2,683,114	—	2,683,114
Interactive Media & Services	—	—	5,113,973	5,113,973
Internet & Direct Marketing Retail	—	1,967,631	13,904,438	15,872,069
Internet Services & Infrastructure	—	—	2,252,801	2,252,801
Investment Banking & Brokerage	—	4,990,860	—	4,990,860
IT Consulting & Other Services	—	16,824,211	16,248,522	33,072,733
Leisure Facilities	—	—	3,875,050	3,875,050
Leisure Products	—	4,819,061	—	4,819,061
Life Sciences Tools & Services	—	—	9,272,950	9,272,950
Managed Health Care	—	—	2,223,507	2,223,507
Marine Ports & Services	—	5,604,259	—	5,604,259
Metal & Glass Containers	—	6,382,518	—	6,382,518
Movies & Entertainment	—	6,710,017	—	6,710,017
Multi-Sector Holdings	—	—	2,927,668	2,927,668

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Office Services & Supplies	$—	$—	$2,977,028	$2,977,028
Oil & Gas Storage & Transportation	—	—	4,748,842	4,748,842
Other Diversified Financial Services	—	—	903,375	903,375
Packaged Foods & Meats	—	4,003,356	1,005,000	5,008,356
Paper Packaging	—	1,003,125	5,120,908	6,124,033
Paper Products	—	—	4,642,313	4,642,313
Pharmaceuticals	—	8,967,757	9,433,527	18,401,284
Real Estate Services	—	960,535	7,667,374	8,627,909
Research & Consulting Services	—	5,894,393	18,658,603	24,552,996
Security & Alarm Services	—	—	4,581,160	4,581,160
Soft Drinks	—	2,976,029	—	2,976,029
Specialized Consumer Services	—	—	7,702,022	7,702,022
Specialized Finance	—	25,315,781	7,167,657	32,483,438
Specialty Chemicals	—	14,485,133	—	14,485,133
Systems Software	—	13,498,646	1,958,750	15,457,396
Technology Hardware, Storage & Peripherals	—	3,908,175	—	3,908,175
Textiles	—	—	4,001,188	4,001,188
Trading Companies & Distributors	—	—	11,562,556	11,562,556
Trucking	—	749,361	8,446,773	9,196,134
Water Utilities	—	—	4,157,600	4,157,600
Wireless Telecommunication Services	—	983,273	—	983,273
Total Senior Loans	—	338,784,885	346,636,800	685,421,685
Short-Term Investments
Investment Companies	58,222,791	—	—	58,222,791
Total	$58,222,791	$401,752,755	$347,272,482	$807,248,028
Liabilities:
Unfunded Commitments*	$—	$—	$(144,360)	$(144,360)
Total	$58,222,791	$401,752,755	$347,128,122	$807,103,668

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

‡  Value determined using significant unobservable inputs.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Senior Loans	Unfunded Commitments*	Total
Beginning Balance—market value	$952	$286,193,831	$(10,423)	$286,184,360
Purchases(1)	362,265	227,946,066	—	228,308,331
Sales(2)	—	(146,888,704)	—	(146,888,704)
Transfer In—Level 3	—	6,187,061	—	6,187,061
Transfer Out—Level 3	(938)	(27,904,626)	—	(27,905,564)
Accrued discounts/(premiums)	—	2,483,295	—	2,483,295
Realized Gains (Losses)	—	(336,246)	—	(336,246)
Change in Unrealized Appreciation (Depreciation)	273,403	(1,043,877)	(133,937)	(904,411)
Ending Balance—market value	$635,682	$346,636,800	$(144,360)	$347,128,122
Change in unrealized gains or (losses) relating to assets still held at reporting date	$273,403	$(2,483,633)	$(147,470)	$(2,357,700)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

Investments were transferred into Level 3 during the period ended December 31, 2023 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended December 31, 2023 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of December 31, 2023:

Investment Type	Fair Value as of December 31, 2023	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Common Stocks	$14	Market Comparable Companies	EBITDA Multiple	8.37X-8.37X (8.37X)	Increase
	0	Purchase Price	N/A	$0.00-$0.00 ($0.00)	Increase
	635,668	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
Common Stocks total	635,682
Senior Loans	175,984,788	Discounted Cash Flow (Income Approach)	Comparable Yield	10.15%-22.89% (11.87%)	Decrease
	29,885,127	Liquidation	Collateral Value	$19.60-$2,379.6 ($493.1)*	Increase
	3,814,807	Market Comparable Companies	EBITDA Multiple	4.32X-24.54X (19.20X)	Increase
	136,952,078	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
Senior Loans total	346,636,800
Total Investments	$347,272,482
Unfunded Commitment**	$(153,719)	Discounted Cash Flow (Income Approach)	Comparable Yield	10.15%-22.89% (11.22%)	Decrease
	(3,092)	Market Comparable Companies	EBITDA Multiple	4.32X-4.32X (4.32X)	Increase

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Investment Type	Fair Value as of December 31, 2023	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
	$12,451	Third-Party Vendor Pricing Service	Broker Quotes	N/A	Increase
Unfunded Commitment total	$(144,360)

Note:

*  Collateral values are presented in $ millions

**  Fair Value for unfunded commitments is unrealized appreciation/depreciation.

(a)  This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

c)  Cash — For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash. The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

d)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes to call or put date and value providing the effective method. Paydown gains and losses are netted and recorded as interest income on the Consolidated Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Consolidated Statement of Operations.

e)  Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the closing of the Credit Facility, including upfront fees and legal fees. The costs are capitalized at the time of payment and are amortized using the straight line method over the term of the Credit Facility. The unamortized deferred financing costs are reflected on the Consolidated Statement of Assets and Liabilities as a reduction to the Credit Facility liability.

f)  United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Credit Opportunities Fund	$1,612,510	$—	$(21,362,621)	$3,132,075	$10,544,365

The components of distributable earnings' differences between book basis and tax basis are primarily due to wash sale deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the Fund did not utilize any capital loss carryforward.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2023, there were no late year ordinary loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2023, the Fund had post-October capital loss deferrals of $— in short-term and $274,005 in long-term.

g)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Credit Opportunities Fund	$7,903	$—	$(7,903)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

The primary permanent differences causing such reclassification include the tax treatment of non-deductible expenses.

h)  Distributions to Shareholders — The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. Distributions are intended to be at levels more stable than would result from paying out solely amounts based on current net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Distributions to shareholders during the fiscal year ended December 31, 2023, which were determined in accordance with income tax regulations, were recorded on ex-dividend date.

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2023 are as follows:

	Ordinary Income		Long Term Capital Gains
	2023	2022	2023	2022
First Eagle Credit Opportunities Fund	$56,791,276	$30,189,207	$—	$4,326

i)  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods.

j)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

k)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

l)  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

m)  New Accounting Pronouncements — In March 2022, the FASB issued ASU 2022-02, "Financial Instruments Credit Losses (Topic 326)", which is intended to address issues identified during the post implementation review of

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

ASU 2016-3, "Financial Instruments Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments". The amendment, among other things, eliminates the accounting guidance for troubled debt restructurings by creditors in Subtopic 310-40, "Receivables Troubled Debt Restructurings by Creditors", while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. The new guidance is effective for interim and annual periods beginning after December 15, 2022. There is no material impact to the consolidated financial statements and related disclosures.

In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this new standard.

Note 3 — Securities and Other Investments

The Fund's portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments.

When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point SOFR or Prime will be established.

Middle Market "Club" Loans — Middle market "club" loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market "club" loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a "club" of unaffiliated lenders. Middle market "club" loans held by the Fund will consist of first lien senior secured loans.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high-yield bonds, which are securities rated below "Baa3" by Moody's, or below "BBB-" by S&P and/or lower than "BBB-" by Fitch Ratings and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as "junk bonds." Such securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Derivative Transactions — Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, generally prohibits closed-end funds, including the Fund, from issuing or selling any "senior security," except that the Fund may borrow from a bank if, immediately after such borrowing, there is "asset coverage" of at least 300%.

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when issued or

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f- 4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

Market turmoil may negatively affect the Fund's performance. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund.

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. A significant increase in market interest rates could harm the Fund's ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce. As of the date hereof, there have been significant recent rate increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

Credit Risk — The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund's income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund's investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer's bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Second Lien Risk — The Fund may invest in second lien and the "last-out" tranche of unitranche loans (also known as first lien second out loans). The borrower usually has, or may be permitted to incur, other debt that ranks equally with, or senior to, such debt securities. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of the debt securities in which the Fund invests. These debt instruments would usually prohibit the borrower from paying interest on or repaying Fund investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a borrower, holders of debt instruments ranking senior to the Fund's investment would typically be entitled to receive payment in full before the Fund

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

receives any distribution in respect of its investment. After repaying such senior creditors, such borrower may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt securities in which the Fund invests, the Fund would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower.

Covenant-Lite Obligations Risk — Covenant-lite risk is the risk that credit agreements contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Below Investment Grade Rating Risk — Most of the Fund's investments will be in below investment grade securities or comparable unrated securities (commonly referred to as "high-yield securities" or "junk bonds"). This includes the Fund's investments in syndicated bank loans, middle market "club" loans, direct lending, asset-based loans, and high-yield bonds. While generally having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Subadviser's credit analysis than would be the case when the Fund invests in rated securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Bank Loans — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the "Agent") that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

borrowers whose loans may be held in the Fund's portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings Risk — The Fund may invest in debt securities and other obligations of financially distressed issuers, including companies involved in reorganizations, bankruptcy or liquidation proceedings. Investments in distressed assets involve substantial risk (including a material risk of issuer default or bankruptcy), require active monitoring and demand an unusually high level of analytical sophistication for success. There is no assurance that the Subadviser will correctly evaluate the value of the collateral for the Fund's investments or the prospects for a successful reorganization or similar outcome for any company.

If the issuer defaults on the obligations or enters bankruptcy, the obligations may be repaid only after lengthy workout proceedings, may result in only partial payment of the obligations and may pose the risk of the Fund losing its entire investment in such securities. The Fund may have to reduce or forego payment of distributions if the income and/or dividends the Fund receives from its investments decline.

A bankruptcy filing by an issuer may adversely and permanently affect its market position and operations. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the process, are beyond the control of the Fund and can adversely affect its return on investment. The Subadviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors regarding restructuring issues. There can be no assurance that the Subadviser's participation would be favorable for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Certain fixed-income instruments in which the Fund invests could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering or defrauding creditors or, in certain circumstances, if the issuer does not receive reasonable value or fair consideration for issuing such securities. If a court were to determine that the issuance was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts it received with respect to the securities. If the Fund or the Subadviser is found to have interfered with the affairs of a portfolio company, to the detriment of the company's other creditors or common shareholders, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will seek to avoid incurring such liability, there can be no assurance that it will be successful. Moreover, such debt may be disallowed, subordinated to the claims of other creditors or treated as equity. If the Fund or Subadviser has representatives

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

on a portfolio company's board, such involvement may subject the Fund to additional liability, restrict its ability to dispose of debt investments or result in recharacterization of its debt investments as equity.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market "Club" Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser's investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material adverse impact on the Fund's portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may require substantial additional capital to finance their operations or expansion. In addition, the Fund's executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund's investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund's ability to conduct its investment program. Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value.

Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund's investments are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

SOFR Risk — The London Interbank Offered Rate ("LIBOR") has been discontinued and is no longer considered a representative rate. The market in the U.S. has transitioned to the Secured Overnight Financing Rate ("SOFR") based rates as modified, in some cases, by an applicable spread adjustment. The Fund's Credit Facility utilizes a SOFR-based reference rate. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

The publication of SOFR began in April 2018, and, therefore, it has a very limited history. In addition, the future performance of SOFR cannot be predicted based on its limited historical performance. Future levels of SOFR may bear little or no relation to the historical actual or historical indicative data. Prior observed patterns, if any, in the behavior of market variables and their relation to SOFR, such as correlations, may change in the future. Because only limited historical data has been released by the Federal Reserve Bank of New York, as administrator of SOFR, such analysis inherently involves assumptions, estimates and approximations. The future performance of SOFR is impossible to predict and therefore no future performance of SOFR may be inferred from any of the historical actual or historical

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

indicative data. Hypothetical or historical performance data are not indicative of, and have no bearing on, the potential performance of SOFR or any SOFR-linked investments. SOFR is a relatively new rate, and the Federal Reserve Bank of New York (or a successor) may make methodological or other changes that could change the value of SOFR, including changes related to the methods by which SOFR is calculated, eligibility criteria applicable to the transactions used to calculate SOFR, or the averages or periods used to report SOFR. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked investments, such as loans and notes, which may adversely affect the trading prices and marketability of such investments. The administrator of SOFR may withdraw, modify, amend, suspend or discontinue the calculation or dissemination of SOFR in its sole discretion and without notice and has no obligation to consider the interests of holders of such investments in calculating, withdrawing, modifying, amending, suspending or discontinuing SOFR.

Leverage Risk — The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. Leverage creates risks that may adversely affect the return for the holders of Common Shares, including the likelihood of greater volatility of net asset value; fluctuations in the interest rate paid for the use of the Credit Facility; increased operating costs, which may reduce the Fund's total return; the potential for decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed; and the Fund is more likely to have to sell investments in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund's use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Large Redemptions Risk — If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund's current expenses being

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

allocated over a smaller asset base, which generally results in an increase in the Fund's expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares.

Note 5 — Purchases and Sales of Securities

For the period ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $624,916,926 and $431,200,800, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets. No advisory fee will be paid by the Fund directly to the Subadviser.

Effective May 1, 2022, the Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of the Class A, Class A-2 and Class I shareholders are limited to 2.25%, 2.75% and 2.00%, respectively, of average net assets (the "Expense Limitations"). This undertaking lasts until April 30, 2024 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A, Class A-2 and Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 2.25%, 2.75% and 2.00% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Fund incurred the fee and/or expense.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

During the period ended December 31, 2023, the Adviser waived $550,290 in expenses which are included under expense waiver on its Consolidated Statement of Operations. As of December 31, 2023, the Fund has $159,912 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

For the period ended December 31, 2023, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring December 31,
	Total Eligible for Recoupment	2024	2025	2026
Class A	$102,603	$27,396	$57,642	$17,565
Class A-2	369	—	277	92
Class I	3,149,039	1,026,853	1,589,553	532,633
Total	$3,252,011	$1,054,249	$1,647,472	$550,290

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund's average daily net assets. For the period ended December 31, 2023, the adviser waived $639,627 for administrative fees which are included under expense waiver on Consolidated Statement of Operations. As of December 31, 2023, the Fund has a receivable from the Adviser of $342,905 for reimbursement of expenses, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Independent Trustees are compensated by the Fund for their services. As of December 31, 2023, such compensations are included under Trustees' fees on the Consolidated Statement of Operations.

Note 7 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares, Class A-2 Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A Shares and Class A-2 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund's Class A Shares or Class A-2 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A Shares or Class A-2 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A Shares and Class A-2 Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares and Class A-2 Shares, as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.25% for Class A Shares and 0.75% for Class A-2 Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares and Class A-2 Shares, respectively). Class I Shares do not pay distribution or servicing fees.

For the period ended December 31, 2023, the distribution and servicing fees incurred by the Fund are disclosed in the Consolidated Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted.

The following table summarizes the share repurchases completed during the period ended December 31, 2023:

Quarter End	Share Class	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares	% of Outstanding Shares Repurchased
12/31/22	I	1/11/23	924,649	$23.53	$21,756,985	943,777	5%	4.90%
	A	1/11/23	5,124	$23.62	$121,027	27,755	5%	0.92%

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Quarter End	Share Class	Repurchase Date	Shares Repurchased	Purchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares	% of Outstanding Shares Repurchased
3/31/23	I	4/18/23	670,421	$23.63	$15,842,048	989,692	5%	3.39%
	A	4/18/23	27,982	$23.71	$663,463	32,333	5%	4.33%
6/30/23	I	7/18/23	604,999	$23.46	$14,193,287	1,084,547	5%	2.79%
	A	7/18/23	14,479	$23.54	$340,847	37,062	5%	1.95%
9/30/23	I	10/17/23	654,772	$23.51	$15,393,678	1,230,928	5%	2.66%
	A	10/17/23	33,966	$23.59	$801,263	46,961	5%	3.62%

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of December 31, 2023, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
A&A Global Imports, LLC, Revolving Loan — First Lien	$9,368	$6,089	$(3,092)
Acumera, Inc, Revolving Loan — First Lien	156,105	153,764	—
Air Conditioning Specialist, Inc., Delayed Draw Term Loan — First Lien	77,206	76,048	(772)
Air Conditioning Specialist, Inc., Revolving Loan — First Lien	172,426	169,840	—
Alpine SG, LLC (ASG), Revolving Credit Loan — First Lien	105,232	103,127	(526)
Alpine X, Revolving Loan — First Lien	91,314	89,488	—
Alpine X, Second Amendment Incremental Revolving Loan — First Lien	42,857	42,000	321
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolving Credit Loan — First Lien	260,870	254,348	(1,304)
AppHub LLC, Delayed Draw Tem Loan — First Lien	767,201	767,201	3,836

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
AppHub LLC, Revolving Credit Loan — First Lien	$103,013	$103,013	$1,545
Aramsco, Inc., Delayed Draw Term Loan (10/23) — First Lien	148,515	148,639	3,094
Bandon Fitness Texas, Inc, Delayed Draw Term Loan — First Lien	445,906	438,102	(4,460)
Bandon Fitness Texas, Inc, Revolving Loan — First Lien	96,572	94,882	(242)
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Delayed Draw Term Loan — First Lien	1,228,413	1,209,987	(12,284)
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolving Credit Loan — First Lien	662,501	652,564	—
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien	140,625	138,516	—
CC Amulet Management, LLC (Children's Choice), Delayed Draw Term Loan — First Lien	240,824	240,824	1,205
CC Amulet Management, LLC (Children's Choice), Revolving Loan — First Lien	7,394	7,246	(37)
Community Based Care Acquisition, Inc., Delayed Draw Tranche B Term Loan — First Lien	665,606	663,942	11,648
Community Based Care Acquisition, Inc., Revolving Credit Loan — First Lien	292,683	290,488	91
ConvenientMD (CMD Intermediate Holdings, Inc.), Revolving Loan — First Lien	10,000	8,700	(1,150)
Danforth Buyer, Inc., Revolving Credit Loan — First Lien	208,333	207,292	2,084
ELEVATE HD PARENT, INC., Delayed Draw Term Loan A — First Lien	357,500	350,797	(4,469)
ELEVATE HD PARENT, INC., Delayed Draw Term Loan B — First Lien	1,733,333	1,700,833	(21,667)
ELEVATE HD PARENT, INC., Revolving Loan — First Lien	650,000	637,812	—
Eliassen Group, LLC, 2022 Delayed Draw Term Loan — First Lien	380,556	375,799	(3,805)
Endo1 Partners, LLC (Non Agent), Seventh Amendment DDTL — First Lien	57,143	56,286	(44)
Enverus Holdings, Inc., Class A Revolving Credit Loan — First Lien	292,793	288,401	—
Enverus Holdings, Inc., Delayed Draw Term Loan — First Lien	192,407	189,521	—
Houseworks Holdings, Revolving Loan — First Lien	427,267	414,449	—
Houseworks Holdings, Third Amendment Delayed Draw Term Loan — First Lien	1,205,620	1,169,452	(9,042)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
iLending LLC, Revolving Loan — First Lien	$35,036	$29,781	$(4,729)
Inflexionpoint LLC (FKA Automated Control Concepts), Revolving Credit Loan — First Lien	416,667	408,333	(2,084)
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien	390,361	388,410	5,856
Lighthouse Lab Services (LMSI Buyer, LLC), Revolving Credit Loan — First Lien	223,152	205,300	(16,178)
Mammoth Holdings, LLC, Delayed Draw Term Loan — First Lien	909,091	890,909	(9,091)
Mammoth Holdings, LLC, Revolver — First Lien	454,545	445,455	—
Medrina, LLC (AKA IRC AKA Integrated Rehab Consultants), Primary DDTL — First Lien	1,160,000	1,138,250	(14,500)
Medrina, LLC (AKA IRC AKA Integrated Rehab Consultants), Revolving Loan — First Lien	828,571	813,036	—
Newcleus, LLC, Revolving Loan — First Lien	34,803	31,322	(2,959)
Oak Point Partners, LLC, Revolving Loan — First Lien	292,659	286,805	(1,464)
Parts Town (PT Intermediate Holdings III LLC), 2023 Incremental Delayed Draw Term Loan — First Lien	580,290	584,642	8,704
Point Quest Acquisition LLC, Revolving Credit Loan — First Lien	524,245	524,245	9,827
Project Cloud Holdings, LLC (AgroFresh Inc.), Revolver 3/23 — First Lien	15,254	15,502	653
RL James, Inc., Delayed Draw Term Loan — First Lien	900,831	883,940	—
RL James, Inc., Revolver — First Lien	450,415	441,970	—
R-Pac International Corp (Project Radio), Initial Revolving Loan — First Lien	621,891	587,686	(21,865)
Sapio Sciences, LLC (Jarvis Bidco), Revolving Credit Loan — First Lien	312,500	301,562	(6,251)
Sequoia Consulting Group, LLC, Revolving Loan — First Lien	695,151	667,345	(16,591)
SR Landscaping, LLC, Delayed Draw Term Loan — First Lien	891,822	878,445	(8,918)
SR Landscaping, LLC, Revolving Loan — First Lien	400,598	394,589	—
SuperHero Fire Protection, LLC, Revolving Loan — First Lien	4,797	4,796	72
Technology Partners, LLC (Imagine Software), Revolving Credit Loan — First Lien	373,405	367,804	1,867

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
TMA Buyer, LLC, Revolving Credit Loan — First Lien	$153,986	$142,822	$(8,854)
Tricor, LLC, Revolving Loan — First Lien	34,615	34,010	(86)
Triple Crown Consulting, Senior Secured Revolver — First Lien	217,391	213,043	(272)
TriStrux, LLC, Revolving Loan — First Lien	166,237	160,834	(2,909)
Waste Resource Management Inc., Delayed Draw Term Loan — First Lien	1,551,806	1,528,529	(15,518)
Waste Resource Management Inc., Revolver — First Lien	620,723	611,412	—
	$24,490,425	$24,030,227	$(144,360)

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund's valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations.

Note 10 — Credit Facility

On February 5, 2021, the SPV entered into a secured credit facility (the "Credit Agreement") with Ally Bank and such other lenders that may become party to the Credit Agreement (the "Lenders"). Pursuant to the terms of the Credit Agreement, the SPV, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million (the "Credit Facility"). The Credit Facility has an initial five-year term, with a three-year revolving period. The Credit Agreement, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV's assets. In accordance with the 1940 Act, the Fund's borrowings under the Credit Facility will not exceed 33 1/3% of the Fund's Managed Assets at the time of borrowing. On May 18, 2022, the Credit Facility was amended to, among other things, 1) increase the commitment amount from $75 million to $150 million, subject to change by mutual agreement of the SPV and the Lenders; and 2) replace the benchmark rate.

The per annum rate of interest is generally based on SOFR (subject to a 25 basis point floor) plus a benchmark adjustment of between 0.10% - 0.15% plus a spread of 2.50%. Commitment fees on the unused portion of the Credit Facility accrue at a rate between 0.50% and 1.00% depending on the utilization levels.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Notes to Consolidated Financial Statements

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Credit Facility for the year ended December 31, 2023 were as follows:

Stated interest expense	$6,563,199
Unused commitment fees	523,158
Amortization of deferred financing costs	314,424
Total interest expense	$7,400,781
Weighted average interest rate	7.63%
Average borrowings	$81,376,986
Effective leverage*	14.82%

*  Effective leverage is percentage of leverage based on total assets minus the sum of liabilities (other than leveraged amount)

Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. As of December 31, 2023, the Fund is in compliance with these covenants.

Information about the Fund's senior securities, which are the amount of borrowings under the Credit Agreement, is shown as of the dates indicated in the below table.

Year Ended 12/31	Aggregate Amount Outstanding	Asset Coverage per $1,000 of Indebtedness(1)(2)
2023	$119,000,000	$6,748
2022	110,000,000	5,111
2021	43,902,654	5,304
2020	N/A(1)	N/A(1)

(1)  No leveraged amount as of December 31, 2020

(2)  The asset coverage ratio is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.The asset coverage ratio is multiplied by $1,000 to determine the "Asset coverage per $1,000 for credit agreement."

Note 11 — Subsequent Events

On January 3, 2024, the Credit Facility was amended to, among other things, 1) extend the maturity date to January 3, 2029, with a revolving period ending January 3, 2027; 2) increase the commitment amount from $150 million to $250 million; and 3) update the per annum rate of interest. The per annum rate of interest is generally based on SOFR (subject to a 25 bps floor) plus a spread of 3.00%. The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Credit Opportunities Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of First Eagle Credit Opportunities Fund and its subsidiary (the "Fund") as of December 31, 2023, the related consolidated statements of operations and cash flows for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Report of Independent Registered Public Accounting Firm

brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
February 29, 2024
New York, New York

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC 2006.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six-months ended December 31, 2023.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/23	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Credit Opportunities Fund
Class A	6.86%	$1,000	$1,068.60	3.32%	$17.31
Class A-2	6.63	1,000	1,066.30	4.13	21.51
Class I	7.02	1,000	1,070.20	3.01	15.71

(1)  For the six-months ended December 31, 2023.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six-months ended December 31, 2023.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Credit Opportunities Fund
Class A	5.00%	$1,000	$1,008.47	3.32%	$16.81
Class A-2	5.00	1,000	1,004.39	4.13	20.87
Class I	5.00	1,000	1,010.03	3.01	15.25

(1)  For the six-months ended December 31, 2023.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by DST Systems. Inc, as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Tax Information

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Credit Opportunities Fund	0.00%	0.00%	$—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Privacy Notice for Individual Shareholders

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number, income, and assets
◼ account balances, payment history, and account activity
◼ credit history and credit scores
◼ name, address, telephone number, occupation
◼ online information, such as your IP address and data gathered from your browsing activity and location
◼ information we encounter in public records in the ordinary course of business
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Privacy Notice for Individual Shareholders

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A

To limit our sharing	◼ Call 800.334.2143 and indicate your desire to limit our sharing
◼ Visit us online: www.feim.com/individual-investors or
◼ Mail the form below
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	Call 800.334.2143 or go to www.feim.com/individual-investors

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Privacy Notice for Individual Shareholders

#

Mail-in Form

If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑ Apply my choices only to me	Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.
Name
Address

City, State, Zip
Account #
Mail to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO
64121-9324

#

What we do

How does the Trust protect my personal information?

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
◼ open an account, make transactions using your account, or deposit money
◼ subscribe to receive information, submit an application, or otherwise submit a form containing personal information
◼ use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Privacy Notice for Individual Shareholders

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes—information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Affiliated companies include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, First Eagle Alternative Credit, LLC, First Eagle Separate Account Management, LLC, First Eagle Funds (Ireland) ICAV, First Eagle Amundi Sub-Funds (Luxembourg) SICAV, First Eagle Alternative Capital BDC, Inc, FEIM LTD, FEIM GmbH, Napier Park Global Capital Ltd. and Napier Park Global Capital LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◼ Nonaffiliated third parties may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Privacy Notice for Individual Shareholders

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you have any questions about exercising these rights call 800.334.2143 or go to www.firsteagle.com/individuals-home.

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as permitted by California law and described above.

While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC's Reg S-P.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund's Board of Trustees are not "interested persons" as that term is defined in the 1940 Act.

Independent Trustees(1)

Lisa Anderson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke | Trustee (Chair) | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (11 portfolios) and First Eagle Variable Funds (Chair) (1 portfolio); Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter W. Davidson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman, Summit Ridge Energy; Director, Beam Global (BEEM); Chair, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Board member, SWTCH

Jean D. Hamilton | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd (retired May 2022); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee (Retired) | August 2022 to December 2023
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company)

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College

Paul J. Lawler | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of The Blackstone Group, L.P. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri | Trustee | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 14,1960)

Principal Occupation(s) During Past 5 Years: Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of Black Rock Private Equity

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee, Vornado Realty Trust; Director, Alexander's Inc.; prior to June, 2018, Director, Validus Holdings; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Interested Trustees(2)(3)

John P. Arnhold | Trustee | March 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(2)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(3)  The term of office of each Interested Trustee is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Officers(4)

Mehdi Mahmud | President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Robert Bruno | Senior Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds and First Eagle Variable Funds

Seth Gelman | Chief Compliance Officer | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1975)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O'Connor | General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel and Officer of First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance, Senior Managing Director and Chief Legal Officer, First Eagle Alternative Credit, LLC; Head of Legal & Compliance, First Eagle Private Credit Fund

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Officers(4)—(continued)

Sabrina Rusnak-Carlson | Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1979)

Principal Occupation(s) During Past Five (5) Years: General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, General Counsel and Chief Compliance Officer, THL Credit LLC

Sheelyn Michael | Secretary and Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Investment Management, Ltd; Deputy General counsel, First Eagle Private Credit Fund

Jennifer Wilson | Chief Accounting Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1972)

Principal Occupation(s) During Past Five (5) Years: Chief Accounting Officer, First Eagle Alternative Credit LLC; Prior to 2020, Director of Financial Planning & Analysis, First Eagle Alternative Credit LLC; prior to 2018, Managing Partner and Chief Financial Officer, Four Wood Capital Partners LLC

Michael Luzzatto | Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Variable Funds; Vice President, First Eagle Private Credit Fund

William Karim | Associate General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1980)

Principal Occupation(s) During Past Five (5) Years: Associate General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, Associate General Counsel, THL Credit LLC

(4)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

James E. Jordan (Retired)

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O'Connor

General Counsel

Sabrina Rusnak-Carlson

Deputy General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Michael Luzzatto

Vice President

William Karim

Associate General Counsel

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

First Eagle Alternative Credit, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2023

First Eagle Credit Opportunities Fund is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the years ended December 31, 2023 and December 31, 2022, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $94,186 and $91,000, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2023 and December 31, 2022, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $180,000, respectively.

(c)	Tax Fees:

For the years ended December 31, 2023 and December 31, 2022, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $32,140 and $31,050, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2023 and December 31, 2022, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.(f) According to PwC, for the year ended December 31, 2023, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.(g) Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2023 and 2022.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to First Eagle Investment Management, LLC ("FEIM" or the "Adviser") the authority to vote proxies received by First Eagle Credit Opportunities Fund (the "Fund") from the companies in which they invest. The Adviser in turn has delegated this authority to First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”) which has adopted policies and procedures (collectively, the “Proxy Voting Policy”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Subadviser to vote proxies in a manner that serves the best interest of the client.

The Proxy Voting Policy provides procedures to address conflicts of interest between the Subadviser and a client with respect to voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Fund, the Adviser or principal underwriter or any of their affiliates has an interest in the vote.

If the Subadviser becomes aware of a potential conflict of interest with respect to a proxy to be voted for a client, the Proxy Voting Policy requires notification to the Chief Compliance Officer of the Subadviser (the “Subadviser CCO”). The Subadviser CCO then determines whether a material conflict of interest exists and, if so, the appropriate method of resolving the conflict. Such methods may include voting in accordance with the recommendation of a third-party, voting pursuant to pre-determined voting guidelines or, in certain circumstances, consultation with the Board of Trustees. The Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable. These conflicts procedures are intended to reduce, but they will not necessarily eliminate, any influence on the proxy voting by conflicts of interest.

Item 8.	Portfolio Managers of Closed-End Investment companies.

(a)(1)      Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 8, 2024:

Christopher Flynn, James Fellows, Robert Hickey, Brian Murphy, Steven Krull, Michelle Handy, and Larry Holzenthaler, portfolio managers with First Eagle Alternative Credit, LLC (“FEAC” or the "Subadviser"), manage the Fund. Their professional backgrounds are below.

Christopher Flynn, Co-President of First Eagle Alternative Credit, FEAC. Christopher oversees all aspects of the First Eagle Alternative Credit business. Christopher has worked for FEAC’s senior loan strategies business from 2007 to present. Prior to 2007, Christopher was a Vice President at AIG in the Leveraged Capital Group.

James R. Fellows, Co-President and Chief Investment Officer, FEAC. James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Senior Managing Director and Chief Investment Officer – Tradable Credit, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Senior Managing Director, Head of Capital Markets and Co-Head of Origination, FEAC. Brian has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Michelle Handy, Senior Managing Director and Chief Investment Officer – Direct Lending, FEAC. Michelle has worked for FEAC’s senior loan strategies business, from 2016 to present. Prior to 2016, Michelle worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas' workout function.

Larry Holzenthaler, Managing Director and senior alternatives strategist, FEAC. Prior to joining FEAC in November 2023, Larry was a managing director and investment strategist at Nuveen Asset Management, and prior affiliate Symphony Asset Management, where he represented Nuveen and Symphony’s investment teams externally and assisted with product management and investment content within the corporate credit market.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance
	Other Registered Investment Companies	1	$252,095,072	1	$252,095,072
Christopher Flynn	Other Pooled Investment Vehicles	22	$4,965,314,215	22	$4,965,314,215
	Other Accounts	4	$444,084,022	4	$444,084,022
	Other Registered Investment Companies	2	$454,180,772	1	$252,095,072
James Fellows	Other Pooled Investment Vehicles	65	$18,433,484,694	62	$18,122,202,994
	Other Accounts	7	$1,197,990,022	4	$444,084,022
	Other Registered Investment Companies	2	$454,180,772	1	$252,095,072
Robert Hickey	Other Pooled Investment Vehicles	65	$18,433,484,694	62	$18,122,202,994
	Other Accounts	7	$1,197,990,022	4	$444,084,022
	Other Registered Investment Companies	1	$202,085,700	0	$-
Brian Murphy	Other Pooled Investment Vehicles	43	$13,468,170,479	40	$13,156,888,779
	Other Accounts	3	$753,906,000	0	$-
	Other Registered Investment Companies	1	$202,085,700	0	$-
Steven Krull	Other Pooled Investment Vehicles	43	$13,468,170,479	40	$13,156,888,779
	Other Accounts	3	$753,906,000	0	$-
	Other Registered Investment Companies	1	$252,095,072	1	$252,095,072
Michelle Handy	Other Pooled Investment Vehicles	22	$4,965,314,215	22	$4,965,314,215
	Other Accounts	4	$444,084,022	4	$444,084,022
	Other Registered Investment Companies	0	$0	0	$0
Larry Holzenthaler	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

* Information as of December 31, 2023 except as noted, and is unaudited.

Potential Conflicts of Interests

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (CLO). In addition, the Fund’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Adviser has established policies to ensure that the Fund will generally share equitably with other funds managed by the Adviser or Subadviser or their affiliates in investment opportunities that are suitable for the Fund and such other investment funds.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and without an exemptive order the Fund generally would not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should the Adviser or Subadviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser or Subadviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by the Sub-Adviser, a wholly owned subsidiary of the Adviser. The investment professionals are offered the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective and subjective performance criteria. Annual investment performance is a significant component of this evaluation along with individual, team and firm performance. Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. The intent of this compensation plan is the long-term alignment of interests between the investment team and our clients over a multi-year period.  Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits.  Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

(a)(4)      Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

As of December 31 2023, no shares of the Fund were beneficially owned by the Portfolio Manager or Management Team Member.

(b)            Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 8, 2024

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: March 8, 2024

*          Print the name and title of each signing officer under his or her signature.